[GRAPHIC OMITTED]
                                   WORLD LOGO

                        TWEEDY, BROWNE GLOBAL VALUE FUND

                                   SEMI-ANNUAL

                               SEPTEMBER 30, 2000

                                [GRAPHIC OMITTED]
                               NORTH AMERICA LOGO

                       TWEEDY, BROWNE AMERICAN VALUE FUND


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                            TWEEDY, BROWNE FUND INC.



Investment Adviser's Report ..............................................  1
Tweedy, Browne Global Value Fund:
   Portfolio of Investments .............................................. 17
   Schedule of Forward Exchange Contracts ................................ 25
   Statement of Assets and Liabilities ................................... 30
   Statement of Operations ............................................... 31
   Statements of Changes in Net Assets ................................... 32
   Financial Highlights .................................................. 33
   Notes to Financial Statements ......................................... 34
      Investment in the Fund by the Investment Adviser
        and Related Parties .............................................. 38
Tweedy, Browne American Value Fund:
   Portfolio of Investments .............................................. 41
   Schedule of Forward Exchange Contracts ................................ 46
   Statement of Assets and Liabilities ................................... 48
   Statement of Operations ............................................... 49
   Statements of Changes in Net Assets ................................... 50
   Financial Highlights................................................... 51
   Notes to Financial Statements.......................................... 52
   Investment in the Fund by the Investment Adviser
        and Related Parties .............................................. 56


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     This report is for the information of the  shareholders  of Tweedy,  Browne
Fund Inc. Its use in connection with any offering of the Company's shares is authorized only in a case of a concurrent or prior delivery of the Company's current prospectus. Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by both Funds. Additionally, investing in foreign securities involves economic and political considerations not typically found in U.S. markets, including currency fluctuations, political uncertainty and differences in financial standards. Tweedy, Browne Company LLC is a member of the NASD and is the Distributor of the Company.

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TWEEDY, BROWNE FUND INC.

INVESTMENT ADVISER'S REPORT

                                [GRAPHIC OMITTED]
                                 MANAGERS PHOTO


            Chris Browne, John Spears and Will Browne (seated L to R)
                  Bob Wyckoff and Tom Shrager (back row L to R)







To Our Shareholders:

     We are pleased to present the semi-annual report for Tweedy, Browne Global Value Fund and Tweedy, Browne American Value Fund for the six months ended September 30, 2000. Investment results* for various periods ending September 30, 2000 are presented in the table below.

--------------------------------------------------------------------------------
                                                        MORNINGSTAR  MORNINGSTAR
                                                          WORLD        FOREIGN
                   TWEEDY, BROWNE      MSCI EAFE (1)    STOCK FUNDS  STOCK FUNDS
                    GLOBAL VALUE     US $      HEDGED    AVERAGE (2) AVERAGE (3)
--------------------------------------------------------------------------------
6 MONTHS (7)            6.78%      (11.71)%    (3.72)%    (8.21)%     (12.65)%
--------------------------------------------------------------------------------
1 Year                 14.65         3.18       19.34       20.60       12.97
--------------------------------------------------------------------------------
3 Years                15.40         7.39       13.69       12.30        9.47
--------------------------------------------------------------------------------
5 Years                18.87         8.58       16.66       14.25       10.81
--------------------------------------------------------------------------------
Since Inception (8)    16.55         8.66       12.91       13.82       11.31
--------------------------------------------------------------------------------



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                                                                     MORNINGSTAR
                                                       RUSSELL         MID-CAP
                 TWEEDY, BROWNE          S&P           MID-CAP       VALUE FUNDS
                 AMERICAN VALUE        500 (4)        VALUE (5)      AVERAGE (6)
--------------------------------------------------------------------------------
6 MONTHS (7)          12.03%            (3.60)%          7.81%           6.59%
--------------------------------------------------------------------------------
1 Year                 8.98             13.29           13.00           16.78
--------------------------------------------------------------------------------
3 Years                8.41             16.45            5.96            6.01
--------------------------------------------------------------------------------
5 Years               16.49             21.70           14.07           13.83
--------------------------------------------------------------------------------
Since Inception (8)   16.34             20.36           14.46           14.08
--------------------------------------------------------------------------------

See page 16 for footnotes 1 through 8, which describe the indices and inception dates of the Funds.

--------------------

* Past performance is not a guarantee of future results, and total return and principal value of investments will fluctuate with market changes. Shares, when redeemed, may be worth more or less than their original cost.

     If the last six months are any indication, perhaps we do not have a "new paradigm" for investing after all. Or at least for the last six months, we do not have to explain why value stocks performed so poorly as compared to technology stocks. While the Standard & Poor's 500 Stock Index declined a relatively modest 3.6%, the more technology heavy NASDAQ Composite Index fell 19.6%(DAGGER) during the six months ended September 30, 2000. And, as we begin to write this letter on October 10, the NASDAQ Composite Index is down a more painful 35.5% from its twelve-month high on March 10, 2000. Frankly, we were tired of writing what one friend of ours described as our "technology apology" letters. We wish to thank all of our shareholders who stayed with us through that rather trying period. We are sure many of you were asked, as were we, "Why stick with a boring, old economy investment strategy when it is obvious that it is a whole new world where vast fortunes are being made?" Maybe it is all we know how to do, or maybe it is a lesson we have learned several times in the past when other "new paradigms" rose and fell. We have suffered similar abuse in the past from others who were reaping the rewards of the latest stock craze while we plodded along doing the same old thing. The funny thing is that we are still here and our abusers keep changing. While we do not wish to keep beating a dead horse and, as requested, we will discuss later in this letter what both Funds purchased rather than what they did not, we do believe it is helpful to review the events of the past few years for the lessons they provide to

--------------------

(DAGGER) NASDAQ Composite Index is an unmanaged capitalization-weighted index composed of all Nasdaq domestic and non-US based common stocks listed on the Nasdaq Stock Market.


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investors. To paraphrase Sy Syms, "An educated investor is our best customer."

     It is difficult even for us to adhere to investment principles when they are not working. However, it is essential to keep in mind that "not working" may only be a temporary phenomenon, and that, in the long run, it is a rational world. We are reminded of an experiment performed many years ago by behavioral psychologists. Each student in a kindergarten class was given one marshmallow. The teacher told the class she was going to leave the room for five or ten minutes, and that, upon her return, each child who had not eaten his or her marshmallow would be given a second one. Every child was free to eat their marshmallow with no threat of punishment. However, those who were able to resist the temptation of more immediate gratification would be rewarded with a doubling of the prize. A handful of students were able to hold off and wait for the second marshmallow. The psychologists who performed the experiment then traced the careers of the class for many years. The students who were able to resist the temptation to eat the first marshmallow, on average, were more successful in life. This is just another example of how to keep your eye on the ball and avoid the siren song of what investment theme has worked best most recently. In our opinion, trying to pick the best stocks or groups of stocks that will perform best in the short run is a sucker's game. At any, nay every, point in time, someone or some group of stocks will outperform us. However, the short run is not what is important; the long run is. Adhering to investment principles that have worked in the long run has the unfortunate consequence of not allowing an investor to participate in some spectacular short-term gains. However, this approach also has the benefit of insulating an investor from many investment fads that end up in disaster.

     A case in point is Priceline.com, the Internet service that lets the consumer name their own price for airline tickets and hotel rooms. The consumer logs on and bids what they are willing to pay for a trip to Miami, for example. Priceline.com then transmits the bid to the airlines and hotels to see if any are willing to "hit the bid." This process lets airlines and hotels fill empty seats and rooms that would have otherwise gone unused. The company had an initial public offering in March of 1999 at $16 per share. The stock shot up quickly and peaked on May 7, 1999 at $138 per share for a market capitalization in excess of $22 billion. Sales for all of 1999 were $482 million, which meant the company was valued at 45 times sales. There is also some controversy over exactly what is meant by sales. The company reports the gross sales of the tickets and hotel rooms, not its commissions, which would be only a fraction of that number. There were no profits. Sales continued to grow after the initial public offering, but

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                                        3
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profitability  remained  elusive.  In August of 1999,  Priceline.com had another public offering at $67 per share. Along the way, the company expanded its business model to include selling gasoline and groceries over its website through an affiliated company. In October of this year, the company announced it was shutting down the gasoline and grocery affiliate after losses of several hundreds of millions of dollars. The stock now trades below $7 per share. The decline from its peak is an eye popping 95%. What went wrong? Many analysts who loved it at more than $100 per share are now saying the company's business plan may be "flawed." Interestingly enough, no analyst has yet to rate the stock a "sell"; its worst rating is "hold," and many "buy" recommendations still exist. Hello! Earth to Wall Street!

     At the peak of the euphoria surrounding Priceline.com, the assumption was that its business model would revolutionize the way airline tickets and hotel rooms were sold. However, their model does not work for everyone. When buying a plane ticket, you can only specify the day on which you choose to fly, not the time. Every flight usually requires a change of planes somewhere, which means your trip from New York to Miami may be via Minneapolis. Or maybe via Minneapolis, St. Louis and Charlotte. And your hotel will be in the city you want, but may not be the location in that city that you want. And, guess what? You have to accept the deal or lose your money. While this may work for a bargain traveler, most of us want a bit more specificity in our travel arrangements. The grocery model is also flawed. More than a year ago we remember reading analyses that showed the profit margins in groceries were too thin for such a service and Priceline.com was subsidizing your discount. Many of the companies like Kimberly Clark, which actually made the products, were unwilling to discount merchandise to Priceline.com. Their reasoning was simple. Selling on price alone does not build customer loyalty. They would rather spend their marketing budgets on coupons, which at least assured that the customer was buying their product and that they were not competing with a generic house brand.

     The whole model did not make sense to us. Forget the valuation; we did not even get that far in our analysis. However, our opinion was contrary to the accepted thinking that Priceline.com would become a major force in retailing. With the exception of genome mapping and a few other arcane scientific or spiritual theories, the average individual is capable of understanding most things. Especially in the worlds of business and investment. This is lesson #1. Lesson #2 is that if you do not understand something, do not do it. Common sense is valuable but often in short supply. We have no doubt that in time Internet retailing will account for a


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                                        4
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significant portion of retail spending. It just takes longer for these things to happen than Wall Street realizes. Currently there are very, very few stand-alone Internet retailers or content providers that make any money. With the door shut on new capital, many that exist today may disappear in the near future as they continue to "burn through" their cash. Investments? We do not think so.

     Last year, we were told that MBA candidates at leading business schools were quitting in record numbers before finishing their degrees to jump on the Internet bandwagon. Today, the joke on campuses is that "B to B" and "B to C" stand for "back to banking" and "back to consulting." How do these fads get started; how do bubbles in the economy come about before ultimately deflating at best, or bursting at worst? Surely, one factor is the lure of vast wealth acquired in a relatively short period of time. However, more significant is the capital that is made available to these fads, which feeds on itself and ultimately results in its own demise. This has been a recurring theme throughout financial history. Think of real estate, a classic boom and bust business. Every bust is the result of an abundance of capital chasing projects until there is more space than there are tenants to fill it. The developers do not cause the busts; the bankers do. The same was true of automobiles, railroads and radio in their respective infancies when the growth possibilities of each category were greatest. Eventually capacity exceeds demand and it becomes difficult to make money. Overcapacity leads to a collapse of the pricing structure for any product, which results in the marginal participant going out of business. Every dot.com company that raised capital in the past few years may have had a reasonable business plan. However, many now appear to have been flawed, based on overly optimistic projections of both revenues and costs. They all seemed like good ideas at the time: millions of consumers foregoing the tedious trip to the store and buying everything from pet supplies to gasoline on the Internet. These were uncharted waters; no one really knew how the consumer would react. As it is turning out, it is taking much longer and a lot more advertising money to change consumer buying habits.

     The dot.com bubble has burst. Many of these Internet companies will not recover to their former highs. Many are running out of cash, and new cash is not available. Stock price declines of 90% from their highs are not uncommon. This is not a case of a company hitting a pothole along the way. Many of these issues fell off a cliff. This is what we call permanent capital loss. We rate the possibility of Priceline.com returning to $138 per share as "highly unlikely." Fortunately, the declines in dot.com stocks have had surprisingly little impact on the overall market, probably because very little

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                                        5
of the stock was sold to the public. The insiders, founders, venture capital investors, and directors owned most of the stock. In the case of Priceline.com, only 14.5 million shares were sold in public underwritings as compared to a total of 166 million shares outstanding. The insiders generally have stock that only cost them pennies a share. While they saw their net worths rise and fall on paper, they did not lose real money.

     In a recent issue of THE WALL STREET JOURNAL it was reported that more than 60 Internet or Internet-related companies have seen their stock price dive more than 90% from their highs. Along with Priceline.com, other well-known names include eToys, Webvan Group, and Ask Jeeves. The article goes on to say that market trackers Birinyi Associates estimate that the 25 worst performing Internet stocks are down an average of 95.7% from their highs for a total loss in market value of $114 billion. Anyone who would have warned this could happen back when Internet stocks were the darlings of Wall Street would have been dismissed as an old economy fuddy-duddy, out of touch with the new economy world.

     The stock market was the banker to the Internet. The number of initial public offerings of Internet and Internet-related businesses soared before the party ended earlier this year. Often the stocks opened at multiples of their initial offering price, which benefitted those investors who were allocated shares by the underwriters. We were not among that group and we suspect our average shareholder was not either. (As a policy we do not personally invest in IPOs. If we thought an IPO was an appropriate investment, we would invest on behalf of our Funds and clients.) There is nothing like easy money to attract more money. And it did. However, we could never make any sense of the valuations of these companies, so we sat on the sidelines. We saw the stock prices of companies we could not understand soar like rockets, while perfectly reasonable stocks we owned languished or sank. We saw stocks that met their earnings expectations and were cheap when we bought them just get cheaper. We read commentaries that talked about how overvalued stocks were, while we sat on a portfolio of what we thought were cheap stocks.

     We found out that the problem was not our stocks; it was the stock market capital flows. Finally, our friends at Morningstar and Strategic Insight, a mutual fund research and consulting firm, provided an answer through the great wealth of data both firms collect on mutual funds. For the year ended August 2000, nearly $63 billion was redeemed from large cap value mutual funds. A further $20 billion was withdrawn from mid-cap and small cap value funds. Over the same period, $131 billion went into large cap growth funds, and another $90 billion flowed into mid-cap and small


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                                       6
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cap growth funds. In the quarter ended March 31, 2000, $31 billion flowed out of large cap value funds, for an annualized rate of $120 billion. At the same time, $50 billion flowed into large cap growth funds for an annualized rate of $200 billion. The first quarter of 2000 seems to have been the peak of these cash flows, which means that investors timing their investment style bets got it wrong. The technology heavy NASDAQ Composite Index peaked in March at 5048.62 and has since dropped more than 35%. This reminds us of Peter Lynch's observation that despite his stellar record managing Fidelity Magellan Fund, he estimated that as many as half of his investors lost money because they came in after a great run and left after a not so great run.

     We think this can explain in large part why value stocks could not make any advances last year and into the first quarter of this year. Value funds were being forced to liquidate positions to meet redemptions and there was no new cash to stem the tide of selling. On the other hand, cash flowing into growth funds had to be invested out of fear of missing the market, and stocks that, from our perspective, were already richly priced became more so. Momentum investing, buying stocks that are moving up in price regardless of their investment fundamentals, was in full gear. However, as we see it, reality began to set in towards the end of March when even all the inflows of cash to growth funds could not stem the decline in the price of Internet stocks. The reality that Internet companies were running out of cash to fund their development began to set in. Investment perceptions can change rapidly, often too rapidly to avoid the carnage. Moreover, when you are accustomed to your stocks treating you well, you tend not to recognize that something bad is underway. After all, the NASDAQ Index and tech stocks had stumbled before and recovered quickly. The divergence between growth stocks and value stocks could have been even more severe were it not for the fact that IPOs were sucking up some of the inflow to growth funds, while value stock companies were taking advantage of low valuations and buying in their own stock. When the inflows and outflows slowed, value stocks began to recover. This helps explain the better relative performance of value over growth in the past six months, but whether this will continue is anyone's guess. At least the worst of it, i.e., growth stocks rising and value falling for no fundamental financial reason, seems to be over.

     In a recent issue of the FINANCIAL ANALYSTS JOURNAL, Louis K. C. Chan, Jason Karceski and Josef Lakonishok examined stock price patterns relative to operating performance in a paper entitled, NEW PARADIGM OR SAME OLD HYPE IN EQUITY INVESTING. They studied the performance of different asset

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                                        7
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classes over a 20-year period.  In the decade of the 1980s,  they found that all classes of value stocks, large, mid and small, significantly outperformed the same categories of growth stocks. A shift to growth outperforming value occurred in the 1990s, specifically in the past four years, and the authors looked for an explanation. Was it that a significant acceleration in the earnings growth rate of stocks categorized as "growth stocks" accounted for the outperformance of growth stocks versus value stocks in recent years? An examination of growth rates, as measured by sales or profits, did not account for the relative outperformance of growth stocks in the recent past, as growth rates have been fairly consistent over long periods of time. In 1997 and 1998, the authors found that growth stocks' average compounded annual rates of growth in sales and operating income were about 6% and 8.5%, respectively. These rates of growth, in fact, were somewhat below the long-term average rates of growth in sales and operating income for growth stocks, which have been about 9.5% and 9.6%, respectively. Yet growth stocks sport price-to-sales ratios that are higher than they have ever been. They observed that it is not unusual for large cap growth stocks to carry price/earnings ratios greater than 60 and still attract investors. They concluded that the better performance of growth of late can only be accounted for by multiple expansion, and that current multiples are not sustainable over long periods of time. Moreover, few companies have ever been able to maintain a long-term competitive advantage over their competition that would justify current price/earnings ratios. The authors cautioned that going forward, investors should reduce their expectations for investment returns from growth stocks as multiples adjust to historic levels. As a note of caution, a slowing in a company's growth rate usually results in a contraction of its stock's price/earnings ratio, providing a double whammy on the downside.

     Before the NASDAQ Composite Index began to fall, we suffered some pretty frustrating times with our stocks. For example, in the fourth quarter of 1999, shares of Household International, which we own in both Funds, traded as high as $52 per share. By the end of the first quarter of 2000, the price sank 40% to $31. At $52, the stock was trading at 17x 1999 earnings per share, not unreasonable for a company that had grown its earnings at a rate of 28% for the past four years. At $31 per share, the stock was trading at less than 9x estimated 2000 earnings. Normally a 40% drop in the price of a stock would be occasioned by some large earnings decline, but not here. Earnings kept chugging right along, and insiders, officers and directors kept right on buying stock. William Aldinger, Chairman and CEO, has done a great job of turning around this once sleepy finance company and has grown earnings per share at a rate that would be the envy of many growth stock


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                                        8
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companies.  Another  example is Johnson & Johnson,  which is not  exactly a rust belt industrial company. In the fourth quarter of 1999, the stock hit a high of $104 per share. By early March of 2000, it bottomed out at $66.125, a decline of 35%. Again, nothing significant happened that would account for this decline. The stock has since recovered.

     These were not isolated incidents. We saw this phenomenon repeated numerous times in the portfolio of the American Value Fund. Fortunately, the portfolio was sufficiently diversified that on a quarterly basis our losses were in the 2% to 3% range. You may wonder how we reacted to this situation. Essentially, we sat tight. The fact that certain stock prices were fluctuating significantly for no apparent reason related to the companies' specific performance was something over which we had no control. We reviewed our stocks and concluded there was nothing fundamentally wrong with what we owned. One could say we should have anticipated these price swings, sold at the peak and bought back in at the bottom. Easier said than done. The fact that investors pulled out of value funds in droves in the first quarter of this year and reinvested in growth funds just before the fortunes of these two investment styles changed is a good indication of the futility of market timing. We doubt that when the NASDAQ Composite Index hit an all time high the first week of March that many technology enthusiasts predicted it would drop more than 30% in the next four weeks. As Priceline.com sank from $138 to less than $5, most analysts who follow the stock maintained their buy recommendations. To us, it was a bit like being in the path of a hurricane. You do not sell your house and move away. You check to see if your house can withstand the storm and whether it will still be standing when the hurricane has passed. That was our conclusion. The stock market has been prone to "hurricanes" throughout history. However, the forecasters' ability to predict them is not good. It is more like when the early settlers saw a storm brewing and had no idea if it would be a passing shower or the really big one. The best you can do is to always be prepared because the next big storm could come at any moment.

     So, in the past six months we did very little. We believe many people confuse the concept of active money management with a high degree of portfolio turnover. We believe sitting tight is just as much of an active decision as buying and selling our stocks every day based on some opinion about shorter term market psychology. We were aggressively passive! Additionally, we were somewhat constrained in the last six months by a lack of cash flowing into the American Value Fund. We believe we fared better than many of our value peers for which we are grateful. We did not need a lot of new investment ideas given our level of satisfaction with our current holdings. We did take advantage of market dips to increase positions in

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                                        9
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Johnson & Johnson,  HON Industries and Hollinger  International  in the American
Value Fund. We also added two new issues, Diageo, a United Kingdom-based food and beverages company, and Werner Enterprises, a relatively small cap trucking company. Diageo, which we bought for both Funds, has a premium portfolio of beverage brands, including Johnnie Walker and Guinness, along with Burger King, Pillsbury, Haagen Dazs and Green Giant. The company has announced a strategy of focusing on its top brands and disposing of non-core operations over time. With an announced restructuring, and a share price of less than 12x prospective earnings, we concluded the company was selling for a significant discount to its ultimate break-up value. Werner Enterprises, one of the lowest cost operators in the trucking industry, is a more mundane business, but at less than 10x earnings, a modest premium to tangible book value, a credible record of increasing earnings at a 13% compounded annual rate over the last 10 years, and a history of share buy-backs and purchases by insiders, we believe the stock was a reasonable value. Werner's management has a goal of increasing sales and earnings over the long term at a 15% to 20% rate. "Keep on truckin'."

     In the Global Value Fund, we actually reduced the total number of stocks in the portfolio and cut back on our exposure to Japan, while increasing our investment in UK stocks. Most of our purchases were additions to existing portfolio holdings. The technology phenomenon in the US was not nearly as much of a factor internationally. Most tech stocks are concentrated in the US. Outside the US, telecommunications stocks are the equivalent of our tech stocks. In certain international markets, telcos have come to dominate certain stock market indices. This is another field we are at a loss to understand, both from a technology standpoint and a valuation standpoint. In calendar year 1999, the Global Value Fund was beating the international indices handily until the fourth quarter, when telco stocks took off and the indices caught up to us. This year, the telcos are leading these markets down while we are far ahead. After a period of great enthusiasm for the future of these stocks, the markets are coming to grips with the enormous amount of capital these companies will need to expand and have begun to question whether the payoff will be as great as expected.

     Our policy of hedging our currency exposure has enabled us to avoid large currency losses in the Global Value Fund this year, as a strong dollar has produced losses in dollar terms for US investors in foreign stocks who were not hedged. For the past six months, the MSCI EAFE unhedged is down 11.7%, while the same index hedged back into the dollar is down only 3.7%. With a gain in net asset value of 6.78% over the same period, we are ahead either way. We have been asked whether our hedging policy

================================================================================
has benefitted us recently and whether it will be a negative contributor to performance should the dollar decline. From our perspective, we have not benefitted from hedging. We merely avoided giving back our stock gains because of weak foreign currencies. Our gains were a result of our stocks, not our currency position. If the dollar declines in the future, we will again either make or lose money based on our stocks, not the currency. This is why we describe our position as currency neutral and ourselves as currency agnostics. Our expertise, if we can be so presumptuous as to call it that, is in stock selection not currency selection. We believe we are in the minority with our view on currency; we are just as poor at currency predictions as we are at stock market predictions.

     Over the past five years, the US dollar has been very strong as compared to most other developed country currencies, rising 11% against the Japanese Yen and 55% against the German Deutschmark. If you owned Japanese stocks or German stocks over this period, which we did, the Japanese stocks and German stocks would have to have risen 11% and 55%, respectively, just to stay even in dollar terms. The reverse has also occurred in other periods. In the past five years, an investment of $1,000 in the popular MSCI EAFE index would have compounded at a relatively modest 8.58% to $1,509.20. The same investment in the MSCI EAFE index hedged back into the dollar would have grown to $2,160.80 for an annually compounded rate of return of 16.66%. The $651.50 difference amounts to an additional gain of 43% above the unhedged result. The hedged return is essentially the benefit of owning the stocks in the index without the effect of currency translations. Currency translations may reduce the result as in this particular period, or increase it if the dollar falls in some future period. Currencies tend to move in cycles, which are difficult for us to predict. Since the debut of the Euro almost two years ago amid predictions that it would be a solid competitor to the dollar, it has declined nearly 30% versus the dollar. We remain convinced that our neutral position on currencies reflected in our hedging policy is correct. The only downside to hedging is that gains made on currency are treated as capital gains, which in part explains the larger capital gain distributions our shareholders receive in a year when the dollar is strong. In a period when the dollar is weak, we will benefit from losses that will hopefully offset other gains.

     As you look at the portfolios of our Funds, you might be struck by the fact that in many respects they are not what some would call typical value portfolios. We do not own a lot of heavy industrial companies selling at a discount to their respective book values. We actually have a negative bias against such companies. We do not think they are long-term wealth builders. We do own a lot of issues, 113 in the American Value Fund and


================================================================================

205 in the Global Value Fund as of September 30. As we look at the 20 largest holdings of each Fund, we see that the largest number are what we would describe as "better businesses." These are not growth stocks if your criteria involves new technologies, but they are in many cases strong business franchises with high returns on capital and better than average growth rates. And rather than merely promising to earn money they actually earn money. For example, in the American Value Fund we own Federated Investors Inc., which we bought about a year ago at approximately 10x earnings. FII is a money management firm with the largest part of its assets under management in money market accounts, which it manages for banks and other financial intermediaries. The stock was basically unloved because only 27% of revenues came from the sexy equity fund management part of the business. Money market funds typically have lower fee rates than equity funds. However, these funds have profit margins not too different from equity funds and there is a lot of money tied up in money market funds. What they do not make in high fee rates, they make in volume. And they do not have to worry about poor performance leading to a run on their funds. They would actually be a beneficiary of a poor stock market as investors take money out of equity mutual funds and park it in money market funds. They are essentially in the cash management business and are apparently quite good at what they do. Revenues have grown at a 20% annually compounded rate since 1996, and operating income has grown at a 52% annually compounded rate. Sure beats a money-losing dot.com in our opinion!

     In the Global Value Fund, we own shares in Merck KGaA, the German pharmaceutical company that is a cousin to the US Merck, although there is no affiliation now. On the basis of market price-to-sales and price/earnings ratios, Merck KGaA was one of the cheapest pharmaceutical companies. At the time we discovered it, new management had been brought in with a goal of rationalizing company operations. In addition, there were several promising new drugs in the pipeline. As we have said before, we like the pharmaceutical industry and have investments across both Funds in several, including Johnson & Johnson, Bristol-Myers Squibb, Glaxo Wellcome, Pharmacia and SmithKline Beecham. We try to buy them opportunistically, by which we mean on the dips. Our first purchases of J&J were in the days of "Hillary Care" when the stock was selling for 12x earnings and a very smart director, Tom Murphy, who was the Chairman of Cap Cities-ABC, was buying the stock. As an industry, pharmaceutical companies have two major factors working in their favor. First is the demographics of an aging worldwide population that wants to live longer, healthier lives, which requires drugs. Second, the rate of discovery is accelerating as new


================================================================================
technologies and the mapping of the human genome enhance research. Historically, few industries have had the consistent growth that pharmaceuticals have had with the same companies participating. While technology has been a growth sector, its corporate graveyard, i.e., companies that did not make it, is one of the biggest of any industry.

     Another stock we own in the Global Value Fund is Singapore Press Holdings, which owns the largest circulation English language newspaper in Singapore along with a mobile phone business, magazines and property investments. As a point of interest, Singapore has a very diverse population. To standardize education, all schooling is in English, so the English language newspaper is not a curiosity meant for ex-patriots living in the country. Newspaper stocks have suffered of late because of a perceived threat from the Internet. However, private market valuations have not declined, as evidenced by the price paid for one of our other newspaper investments, Central Newspapers, which was recently acquired by Gannett. Compare Singapore Press to the new economy advertising company, DoubleClick, a leading provider of Internet solutions for marketers. The DoubleClick stock has gone from a high of $135 in January to its current price of about $8.75. While sales have increased every year, so have losses. Even at current depressed prices, DoubleClick sells for 9x sales, not profits but sales.

     In our opinion, the securities that our Funds own are real businesses with real products and real earnings. If the market turns sour on them and sells them to invest in the new economy, we are not worried. We still own shares in businesses that are continuing to make money because they have proven profitable business models and competitive advantages that we believe are unlikely to be dismantled by new technologies. In many cases, such as Singapore Press Holdings, they may also have some attributes of a profitable monopoly. If the stocks decline in a market cycle, we are comfortable believing they will recover at some point in the future. We are not as comfortable thinking Akamai Technologies, which opened the year at $345 per share and now trades below $50, will have the same resilience. Every new technology, from railroads to the Internet, experiences an early period of rapid growth. Unfortunately, many of the companies that appear in the beginning do not survive. The technology becomes important, often changing the world dramatically, but participating in that growth through stock investments is often much more difficult.

     The fundamental financial characteristics of our two Funds as of September 30, 2000 is presented in the following table. We doubt a portfolio of new economy stocks would look anything like it.


================================================================================


-----------------------------------------------------------------------------------------------------
TWEEDY, BROWNE GLOBAL VALUE FUND
-----------------------------------------------------------------------------------------------------
PRICE/BOOK VALUE 0.78x     Based on 20.4%            Cheaper than 89% of the 10,230 stocks in the
                           of portfolio assets       Bloomberg  database with a market  capitalization
                                                     above $100 million in those  countries where the
                                                     Global Value Fund has investments.
-----------------------------------------------------------------------------------------------------
PRICE/EARNINGS   11.4x     Based on 49.7%            Cheaper than 82% of the 10,230 stocks in the
                           of portfolio assets       Bloomberg database with a market capitalization
                                                     above $100 million in those countries where the
                                                     Global Value Fund has investments.
=====================================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND

-----------------------------------------------------------------------------------------------------
PRICE/BOOK VALUE 0.68x     Based on 14.2%            Cheaper than 95% of the 3,755 stocks in the
                           of portfolio assets       Bloomberg database with a market capitalization
                                                     above $100 million that are based in the United States.

-----------------------------------------------------------------------------------------------------

Price/Earnings   12.8x     Based on 61%              Cheaper than 73% of the 3,755 stocks in the
                           of portfolio assets       Bloomberg database with a market capitalization
                                                     above $100 million that are based in the United States.
=====================================================================================================



     The greater comfort we draw from these statistics is that our two portfolios differ significantly from the popular stock market indices. The indices are at historically high levels as measured by financial fundamentals of stock prices to: sales, earnings and book values. It has been an unusually prosperous time for a number of years, but perhaps not as prosperous as stock prices might suggest. The perennial bears are sounding words of caution and reminding us what happened after similar periods of prosperity, such as in the 1960s and 1970s. They cite statistics showing that after the 1973-74 bear market, it took decades to regain losses in the stock market indices. In some ways, they are right. However, the raw numbers do not always tell the whole story. Stock market indices are market cap weighted and as such can reflect the excesses of both a bull market and a bear market. Currently, a relatively small number of stocks with very high price/earnings ratios are distorting a broader picture. In the 1970s, the fall from grace of the so-called "nifty fifty" growth stocks created a worse than actual picture of what happened to stocks in general. While most stocks declined in the early 1970s bear market, the decline of value stocks was far less severe. When the market recovered, reasonably priced stocks regained their losses much faster and went on to new highs. Not so with the sacred growth stocks that were selling at more than 60 times earnings. The stock market has always been prone to pricing excesses both on the upside and the downside. While a handful of favorite growth stocks are priced well above what a corporate buyer would pay in an acquisition of the entire company, many old economy companies and smaller cap issues sell well below their private market values. Last year


================================================================================
and this year there has been a significant increase in the number of acquisitions of small and medium cap companies, and a resurgence in leveraged buyouts. This activity tells us that there still is a lot of value in this market both in the US and internationally.

     We have enclosed a copy of our most recent investment strategy report, INVESTING FOR HIGHER AFTER-TAX RETURNS: LESSONS FOR TAX-PAYING INVESTORS FROM WARREN BUFFETT, INDEX FUNDS, THE BEST-PERFORMING STOCKS OVER AN 18-YEAR PERIOD, AND OUR OWN EXPERIENCE. For tax paying investors, when it comes to investment returns, it's what you keep that counts. In this report, we describe our strategy for seeking to earn both high pre-tax and high after-tax returns for our tax-free and tax-paying clients, and share what we have learned about investing when taxes are taken into consideration. Over the years, Tweedy, Browne's investment philosophy and practices have been strongly, if not entirely, influenced by two great teachers and trailblazers in the field of investing, Benjamin Graham, author of the classic textbook on investment analysis, Security Analysis, and his star student, Warren Buffett, who, in our view, is the world's most successful investor. Many of the central ideas in this report about how to invest for higher after-tax (and higher pre-tax) returns are lessons from Warren Buffett, who has been very generous in publicly sharing his knowledge of business and investing. We hope that you enjoy this report and that it will be useful to you.

         Sincerely,
         TWEEDY, BROWNE COMPANY LLC

         Christopher H. Browne
         William H. Browne
         John D. Spears
         Thomas H. Shrager
         Robert Q. Wyckoff, Jr.
         MANAGING DIRECTORS

October 13, 2000


================================================================================

FOOTNOTES TO TABLE ON PAGES 1 AND 2

(1) MSCI EAFE US $ is an unmanaged capitalization-weighted index of companies representing the stock markets of Europe, Australasia and the Far East. MSCI EAFE Hedged consists of the results of the MSCI EAFE Index hedged 100% back into US dollars and accounts for interest rate differentials in forward currency exchange rates. Results for both indexes are inclusive of dividends and net of foreign withholding taxes.

(2) Morningstar World Stock Funds Average consists of the average returns of all mutual funds in the Morningstar Universe that invest throughout the world while maintaining a percentage of assets (normally 25%-50%) in the US.

(3) Morningstar Foreign Stock Funds Average consists of the average returns of all mutual funds in the Morningstar Universe that invest primarily in equity securities of issuers located outside the US.

(4) S&P 500 is an unmanaged capitalization-weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market and includes the reinvestment of dividends.

(5) Russell Mid-Cap Value is an unmanaged capitalization-weighted index which assumes reinvestment of dividends that is comprised of mid-cap companies with lower price-to-book value ratios and lower forecasted growth values that are also members of the Russell 1000 Index.

(6) Morningstar Mid-Cap Value Funds Average consists of the average returns of all mutual funds in the Morningstar Universe classified as value funds with median market capitalizations greater than or equal to $1 billion but less than or equal to $5 billion.

(7) Investment results for the six-month periods are cumulative; all other results are annualized.

(8) Inception dates for the Global Value Fund and the American Value Fund were June 15, 1993 and December 8, 1993, respectively. Index information is available at month end only; therefore the closest month end to each Funds inception date, May 31, 1993 and November 30, 1993, respectively, were used.


================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND

PORTFOLIO OF INVESTMENTS


September 30, 2000 (Unaudited)          [GRAPHIC OMITTED]
                                           WORLD LOGO

                                                                       MARKET
                                                                       VALUE
   SHARES                                                             (NOTE 1)
  --------                                                           ---------

               COMMON STOCKS--86.0%
               CANADA--1.0%
       72,400  Canadian Western Bank ............................ $    1,063,432
      260,700  Melcor Developments Ltd. .........................      3,478,368
    1,853,500  National Bank of Canada, Toronto .................     29,318,955
      238,100  Shirmax Fashions Ltd. (DAGGER) ...................        312,540
                                                                  --------------
                                                                      34,173,295
                                                                  --------------
               FINLAND--2.6%
      946,927  Huhtamaki Van Leer Oyj ...........................     24,984,903
    1,673,800  Kesko Oyj ........................................     14,770,444
      859,389  Kone Corporation, Class B ........................     52,327,365
                                                                  --------------
                                                                      92,082,712
                                                                  --------------
               FRANCE--1.1%
      185,919  Banque Nationale de Paris ........................     16,390,011
      107,216  Bongrain SA ......................................      3,500,671
       20,916  Christian Dior SA ................................      1,126,819
       57,700  Compagnie Lebon SA ...............................      2,729,170
       34,294  GFI Industries SA ................................        726,911
       26,145  LVMH (Louis Vuitton Moet Hennessy) ...............      1,973,780
      994,617  Rhodia SA ........................................     10,804,481
       56,256  Sylea SA .........................................      2,569,030
                                                                  --------------
                                                                      39,820,873
                                                                  --------------
               GERMANY--4.8%
       31,050  Altana AG ........................................      3,507,208
      874,100  Bayer AG .........................................     32,319,537
      182,027  Boewe Systec AG ..................................      3,935,427
       40,923  Kaufring AG (DAGGER) .............................        252,787
       10,700  Krones AG ........................................        297,430
       31,472  KSB AG ...........................................      2,402,318
      104,581  KSB AG, Vorzug ...................................      7,853,664
    2,722,173  Merck KGaA .......................................     94,165,491
      538,914  Moebel Walther AG ................................      5,801,887
      136,187  Moebel Walther AG, Vorzugsakt ....................      1,177,746
       30,785  Sinn Leffers AG ..................................      2,458,543
       15,018  Springer (Axel) Verlag AG, Class A ...............     14,246,578
                                                                  --------------
                                                                     168,418,616
                                                                  --------------
               HONG KONG--4.7%
   15,811,309  Asean Resources Holdings Ltd. ....................      1,338,421
  101,611,952  City e-Solutions Ltd. (DAGGER) ...................     12,902,112
   24,644,000  Fountain Set Holdings ............................      2,338,965
    1,004,000  Grand Hotel Holdings Ltd. ........................        114,605
    5,376,000  Jardine International Motor Holdings Ltd. ........      2,930,414
   14,707,000  Jardine Strategic Holdings Ltd. ..................     42,944,440


======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE GLOBAL VALUE FUND

PORTFOLIO OF INVESTMENTS

SEPTEMBER 30, 2000 (UNAUDITED)


                                                                       MARKET
                                                                       VALUE
   SHARES                                                             (NOTE 1)
  --------                                                           ---------

               COMMON STOCKS
               HONG KONG--(CONTINUED)
   47,724,000  South China Morning Post (Holdings) Ltd. ......... $   36,419,554
   38,919,000  Swire Pacific Ltd., Class B ......................     31,946,440
   10,446,500  Wing Hang Bank Ltd. ..............................     33,629,883
                                                                  --------------
                                                                     164,564,834
                                                                  --------------
               IRELAND--1.6%
   14,910,850  Independent News & Media PLC .....................     54,606,015
    1,105,000  Unidare PLC (DAGGER) .............................      2,076,978
                                                                  --------------
                                                                      56,682,993
                                                                  --------------
               ITALY--1.8%
      569,050  Banco di Sardegna Risp ...........................      7,758,342
      472,500  Bassetti SPA .....................................      2,334,962
    1,156,450  Cristalleria Artistica ...........................      2,949,271
    1,150,500  Maffei SPA .......................................      1,370,599
    3,565,000  Mondadori (Arnoldo) Editore SPA ..................     42,347,409
      276,925  San Paolo-IMI SPA ................................      4,516,002
      380,000  Vincenzo Zucchi SPA ..............................      1,877,853
                                                                  --------------
                                                                      63,154,438
                                                                  --------------
               JAPAN--16.0%
      501,395  Aiful Corporation ................................     48,255,673
      643,000  Amatsuji Steel Ball Manufacturing Company ........      5,890,894
       28,000  Banyu Pharmaceutical Company Ltd. ................        593,374
       66,000  CCI Corporation ..................................        354,248
      101,000  Charle Company ...................................        625,292
      143,000  Chiyoda Company ..................................        701,370
      774,000  Chofu Seisakusho Company .........................      9,884,509
       77,200  Coca-Cola West Japan Company Ltd. ................      2,571,905
      270,000  Credia Company Ltd. ..............................      4,994,725
      474,000  Daiwa Industries Ltd. ............................      1,372,959
      290,000  Denyo Company Ltd. ...............................      1,905,423
      355,000  Dowa Fire & Marine Insurance Company .............        883,722
    1,263,000  Fuji Coca-Cola Bottling Company ..................     10,425,652
      618,000  Fuji Photo Film Ltd. .............................     20,702,943
    4,237,000  Fujitec Company Ltd. .............................     33,916,389
      627,000  Fukuda Denshi ....................................     11,314,547
      419,000  Glory Ltd. .......................................      7,293,531
    1,902,000  Hitachi Koki Company Ltd. ........................      5,667,629
      585,000  Hitachi Medical Corporation ......................      5,955,025
      319,800  Inaba Denkisangyo Company Ltd. ...................      3,906,496
      722,000  Kagawa Bank Ltd. .................................      3,741,625
      321,000  Katsuragawa Electric Company .....................        861,466
    1,239,000  Kawasumi Laboratories, Inc. ......................     11,465,852
    1,591,000  Koito Manufacturing ..............................      7,611,947


======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE GLOBAL VALUE FUND

PORTFOLIO OF INVESTMENTS

SEPTEMBER 30, 2000 (UNAUDITED)




                                                                       MARKET
                                                                       VALUE
   SHARES                                                             (NOTE 1)
  --------                                                           ---------

               COMMON STOCKS
               JAPAN--(CONTINUED)
      185,000  Kokura Enterprise Company ........................ $      684,805
      723,000  Mandom Corporation ...............................      8,497,224
      303,000  Matsumoto Yushi-Seiyaku Company ..................      5,495,836
    1,941,000  Matsushita Electric Industrial Company ...........     50,833,148
      371,000  Meito Sangyo Company .............................      3,879,604
       10,500  Miura Company Ltd. ...............................        135,355
      266,000  Morito ...........................................      1,208,643
      374,000  Nankai Plywood Company Ltd. ......................      1,415,565
      634,000  Nippon Broadcasting System Inc. ..................     35,320,007
    1,155,000  Nippon Cable System ..............................     10,902,277
    1,060,000  Nippon Konpo Unyu Soko ...........................      7,141,218
      140,400  Nissin Company Ltd. ..............................      5,586,896
      552,000  Nitto FC Company .................................      2,068,851
       44,000  Osaka Sanso Kogyo Ltd. ...........................         93,652
      867,000  Riken Vitamin ....................................     12,034,981
      119,000  Rock Paint .......................................        880,992
      452,000  Sangetsu Company Ltd. ............................      6,533,629
      232,000  Sanko Sangyo Company .............................      1,824,912
    1,297,000  Sanyo Shinpan Finance Company Ltd. ...............     33,727,281
      213,000  Sasakura Engineering Company Ltd. ................        749,028
      760,600  Shikoku Coca-Cola Bottling .......................      6,933,102
      477,000  Shingakukai ......................................      1,589,117
      630,000  Shinki Company Ltd. ..............................     13,700,722
    3,501,000  Shionogi & Company Ltd. ..........................     65,283,315
      452,000  SK Kaken Company Ltd. ............................      7,508,236
      712,000  Sonton Food Industry .............................      6,430,798
       39,900  Sysmex Corporation ...............................      1,236,952
      369,000  Tachi-S ..........................................      1,741,532
       16,900  Takano Company Ltd. ..............................        214,261
      331,000  Takefuji Corporation .............................     36,451,046
      237,000  Teikoku Hormone Manufacturing Company ............      1,688,784
      269,000  TENMA Corporation ................................      3,084,314
      441,000  Tochigi Bank Ltd. ................................      2,709,828
       58,000  Tomita Electric Company Ltd. .....................        161,022
      381,000  Torii Company Ltd. ...............................      1,375,069
    1,073,000  Torishima Pump Manufacturing .....................      5,262,724
       79,000  Toso Company Ltd. ................................        303,396
      456,000  Toyo Technical Company Ltd. ......................      1,793,448
      890,500  Tsubaki Nakashima Company Ltd. ...................     11,619,517
      780,000  U-Shin ...........................................      2,779,012
      291,000  Zojirushi ........................................      1,346,474
                                                                  --------------
                                                                     563,123,769
                                                                  --------------
               MALAYSIA--0.3%
    3,718,000  Star Publications (Malaysia) .....................     10,762,632
                                                                  --------------

======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE GLOBAL VALUE FUND

PORTFOLIO OF INVESTMENTS

SEPTEMBER 30, 2000 (UNAUDITED)




                                                                       MARKET
                                                                       VALUE
   SHARES                                                             (NOTE 1)
  --------                                                           ---------


               COMMON STOCKS
               MEXICO--0.2%
      751,000  Embotelladoras Argos SA .......................... $    1,192,821
    3,571,900  Grupo Continental SA .............................      4,349,518
                                                                  --------------
                                                                       5,542,339
                                                                  --------------
               NETHERLANDS--6.4%
      868,757  Akzo NV, Ord. ....................................     36,645,124
       23,620  Crown Van Gelder Gemeenschappelijk Bezit NV ......        281,387
      778,478  European Vinyls Corporation International NV .....      7,213,161
    3,455,932  Holdingmaatschappij de Telegraaf NV ..............     71,667,629
       93,298  Internatio-Muller NV .............................      1,835,977
       58,425  Koninklijke Grolsch NV ...........................        969,274
       73,302  Koninklijke Vopak NV .............................      1,461,889
      996,173  Koninklijke Wessanen NV ..........................     11,471,898
      351,571  Stork NV .........................................      3,459,218
      393,425  Twentsche Kabel Holding ..........................     12,845,578
      739,643  Unilever NV, CVA .................................     35,898,378
    3,471,095  Wegener Arcade NV ................................     39,819,870
                                                                  --------------
                                                                     223,569,383
                                                                  --------------
               NEW ZEALAND--0.8%
   16,785,509  Air New Zealand Ltd. .............................     19,378,196
   13,115,897  Carter Holt Harvey Ltd. ..........................      8,743,842
                                                                  --------------
                                                                      28,122,038
                                                                  --------------
               NORWAY--1.0%
      262,800  SAS Norge ASA, B Shares ..........................      2,214,521
    1,895,300  Schibsted ASA ....................................     33,299,041
                                                                  --------------
                                                                      35,513,562
                                                                  --------------
               SINGAPORE--5.2%
    8,547,700  Cycle & Carriage Ltd. ............................     17,190,686
    8,271,000  Fraser & Neave Ltd. ..............................     28,515,773
   12,312,016  Overseas Union Bank Ltd. .........................     57,304,677
    3,509,000  Robinson and Company, Ord. .......................     10,081,595
    2,697,800  Singapore Press Holdings Ltd. ....................     40,460,024
    3,975,840  United Overseas Bank Ltd. ........................     28,557,145
                                                                  --------------
                                                                     182,109,900
                                                                  --------------
               SOUTH AFRICA--0.8%
    3,909,170  Sappi Ltd. .......................................     28,962,830
                                                                  --------------
               SPAIN--0.1%
      189,588  Indo Internacional  SA ...........................        593,922
      376,152  Unipapel  SA .....................................      3,890,281
                                                                  --------------
                                                                       4,484,203
                                                                  --------------


======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE GLOBAL VALUE FUND

PORTFOLIO OF INVESTMENTS

SEPTEMBER 30, 2000 (UNAUDITED)





                                                                       MARKET
                                                                       VALUE
   SHARES                                                             (NOTE 1)
  --------                                                           ---------


               COMMON STOCKS
               SWEDEN--4.3%
      144,785  BRIO AB, Class B ................................. $      642,537
      204,000  Lundbergforetagen AB, Class B ....................      2,795,391
    2,438,429  Pharmacia Corporation, Depository Shares .........    147,323,334
      103,400  VLT AB, Class B ..................................        890,917
                                                                  --------------
                                                                     151,652,179
                                                                  --------------
               SWITZERLAND--9.8%
           33  Bank of International Settlements America ........        296,893
       27,529  Banque Cantonale Vaudoise ........................      9,365,339
       30,131  Compagnie Financiere Richemont AG ................     90,563,842
        4,315  Daetwyler Holding AG, Bearer .....................      5,941,738
       90,205  Edipresse SA, Bearer .............................     40,186,213
       19,020  Forbo Holding AG .................................      8,143,254
       10,780  Helvetia Patria Holding, Registered ..............      9,355,473
       29,327  Loeb Holding AG ..................................      4,123,155
       57,089  Nestle SA, Registered ............................    118,907,892
       17,027  Novartis AG, Bearer ..............................     26,105,965
       13,511  Sarna Kunsstoff Holding AG, Registered ...........     15,165,089
       21,161  SIG Schweizerishe ................................     13,100,133
        3,355  Vetropack Holding AG, Bearer .....................        533,803
        7,396  Zehnder Holding, Bearer ..........................      4,364,684
                                                                  --------------
                                                                     346,153,473
                                                                  --------------
               UNITED KINGDOM--11.5%
    2,006,739  Alumasc Group PLC ................................      4,257,594
      639,000  Burtonwood Brewery PLC ...........................      1,573,028
   11,650,426  Caradon PLC ......................................     30,402,406
    3,979,658  Carclo Engineering Group PLC .....................      7,796,202
    6,184,821  Diageo PLC .......................................     55,277,053
    4,544,753  Elementis PLC ....................................      4,653,198
   14,088,734  Elementsis PLC, Class B ..........................        208,302
      100,000  Ellis & Everard PLC ..............................        222,514
      837,282  Folkes Group PLC .................................        922,252
      427,800  Glaxo Wellcome PLC, Units, Sponsored ADR .........     25,855,163
   16,315,820  Glynwed International PLC ........................     43,119,766
    1,098,479  Hardys & Hansons PLC .............................      4,084,616
      350,000  Johnston Group PLC ...............................      2,173,396
    4,545,154  McAlpine (Alfred) PLC ............................     10,953,619
    2,071,754  Nycomed Amersham PLC .............................     20,323,596
      584,000  Partridge Fine Art, Ord. .........................        556,922
    8,004,815  Pilkington PLC ...................................      9,704,800
    6,594,191  Rexam PLC ........................................     22,350,761
   14,388,656  Rolls-Royce PLC ..................................     36,271,545
      277,100  SmithKline Beecham PLC, Units, ADR ...............     19,015,988
      779,500  Swan Hill Group PLC ..............................        777,931


======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE GLOBAL VALUE FUND

PORTFOLIO OF INVESTMENTS

SEPTEMBER 30, 2000 (UNAUDITED)



                                                                       MARKET
                                                                       VALUE
   SHARES                                                             (NOTE 1)
  --------                                                           ---------



               COMMON STOCKS
               UNITED KINGDOM--(CONTINUED)
   11,101,479  Thistle Hotels PLC ............................... $   19,450,046
      600,000  Time Products PLC ................................      1,117,746
    4,468,749  TT Group PLC .....................................     10,191,370
    5,025,000  Unilever PLC .....................................     32,541,054
    3,147,334  Weir Group PLC ...................................      9,283,402
    4,504,600  Wolverhampton & Dudley Breweries PLC .............     31,368,849
       37,500  Young & Company's Brewery PLC, Class A ...........        318,802
                                                                  --------------
                                                                     404,771,921
                                                                  --------------
               UNITED STATES--12.0%
      663,000  American Express Company .........................     40,277,250
       75,700  American National Insurance Company ..............      4,849,531
       81,500  Coca-Cola Bottling Company .......................      3,364,422
      348,300  Comerica Inc. ....................................     20,353,781
      230,400  Federal Home Loan Mortgage Corporation ...........     12,456,000
       70,000  GATX Corporation .................................      2,931,250
    3,731,110  Hollinger International Inc. .....................     62,496,093
      197,100  Household International Inc. .....................     11,160,788
    1,000,000  MBIA Inc. ........................................     71,125,000
    4,378,334  Panamerican Beverages Inc., Class A ..............     74,431,678
      596,000  Popular Inc. .....................................     16,110,625
       74,100  Syms Corporation (DAGGER) ........................        287,138
      460,000  The PNC Financial Services Group Inc. ............     29,900,000
      809,000  Torchmark Corporation ............................     22,500,313
      294,600  Transatlantic Holdings Inc. ......................     27,250,500
      525,000  Wells Fargo & Company ............................     24,117,188
                                                                  --------------
                                                                     423,611,557
                                                                  --------------

               TOTAL COMMON STOCKS
               (Cost $2,290,694,651) ............................  3,027,277,547
                                                                  --------------

               PREFERRED STOCKS--1.0%
        5,400  Krones AG ........................................        145,339
      177,869  ProSieben Media AG ...............................     20,247,899
    1,718,250  Villeroy & Boch AG ...............................     16,011,804
                                                                  --------------
               TOTAL PREFERRED STOCKS
               (Cost $32,782,191) ...............................     36,405,042
                                                                  --------------
               WARRANTS--0.0% (DOUBLE DAGGER)
               (Cost $0)
       83,343  Banque National de Paris, Expires 7/15/02 (DAGGER)        426,567
                                                                  --------------


======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE GLOBAL VALUE FUND

PORTFOLIO OF INVESTMENTS

SEPTEMBER 30, 2000 (UNAUDITED)



March 31, 2000






                                                                       MARKET
   FACE                                                                VALUE
   VALUE                                                              (NOTE 1)
  --------                                                            ---------


               CONVERTIBLE CORPORATE BOND--0.0%(DOUBLE DAGGER)
               (COST $103,913)
JPY 9,000,000  Shikoku Coca-Cola Bottling 2.400% due 3/29/02 .... $      $86,369
                                                                  --------------

               U.S. TREASURY BILLS--0.4%
$  10,603,000  5.980%** due 1/04/01 .............................     10,435,155
    3,160,000  6.023%** due 5/31/01 .............................      3,033,474
                                                                  --------------

               TOTAL U.S. TREASURY BILLS
               (Cost $13,483,686) ...............................     13,468,629
                                                                  --------------

               REPURCHASE AGREEMENTS--7.1%
               (Cost $250,988,000)
  250,988,000  Agreement with Warburg Dillon Read, 6.480% dated 9/29/00, to be repurchased at $251,123,534 on 10/2/00, collaterized by $192,073,000 U.S. Treasury Bonds, 8.875% and 9.125% due
               2/15/19 and 5/15/18 (market value $256,008,915)...    250,988,000
                                                                  --------------
TOTAL INVESTMENTS (COST $2,588,052,441*) ...........     94.6%     3,328,652,154
OTHER ASSETS AND LIABILITIES (Net) .................      5.4        189,997,874
                                                      --------    --------------
NET ASSETS .........................................    100.0%    $3,518,650,028
                                                      ========    ==============
------------
 *        AGGREGATE COST FOR FEDERAL TAX PURPOSES.
**        RATE REPRESENTS ANNUALIZED YIELD AT DATE OF PURCHASE
(DAGGER)  NON-INCOME PRODUCING SECURITY.
(DOUBLE DAGGER) AMOUNT REPRESENTS LESS THAN 0.1% OF NET ASSETS.

ABBREVIATIONS:

ADR--AMERICAN DEPOSITORY RECEIPT
CVA--CERTIFICAATEN VAN AANDELEN (SHARE CERTIFICATES)
JPY--JAPANESE YEN
ORD--ORDINARY SHARE


======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE GLOBAL VALUE FUND

PORTFOLIO OF INVESTMENTS

SEPTEMBER 30, 2000 (UNAUDITED)




                                             Percentage of         Market Value
Sector Diversification                         Net Assets            (Note 1)
----------------------                        -----------        ---------------

COMMON STOCKS:
Printing and Publishing ........................ 12.8%           $   449,330,283
Pharmaceuticals ................................ 11.4                403,862,218
Food and Beverages ............................. 11.4                401,627,918
Banking ........................................  8.0                280,617,724
Financial Services .............................  6.0                211,126,383
Insurance ......................................  3.9                135,964,539
Manufacturing ..................................  3.5                126,933,797
Machinery ......................................  3.4                119,019,316
Chemicals ......................................  3.1                109,049,029
Tobacco ........................................  2.5                 90,563,842
Holdings .......................................  2.5                 90,276,660
Consumer Non-Durables ..........................  2.4                 83,869,758
Consumer Durables ..............................  2.1                 72,909,050
Engineering and Construction ...................  1.4                 47,821,335
Autos ..........................................  1.2                 42,945,886
Forest Products ................................  1.2                 41,878,340
Retail .........................................  1.2                 41,586,656
Building Materials .............................  1.0                 36,956,557
Aerospace ......................................  1.0                 36,271,545
Radio ..........................................  1.0                 35,320,007
Leisure ........................................  0.9                 33,109,300
Transportation/Transportation Services .........  0.9                 31,665,185
Construction Materials .........................  0.7                 23,308,343
Electronics ....................................  0.5                 18,004,664
Glass Products .................................  0.4                 13,187,874
Medical Research and Supplies ..................  0.4                 12,702,804
Wholesale ......................................  0.3                  8,860,018
Real Estate ....................................  0.2                  7,196,011
Textiles .......................................  0.2                  6,864,320
Health Care ....................................  0.2                  6,548,947
Diversified Operations .........................  0.1                  1,835,977
Commercial Services ............................  0.1                  1,793,448
Mining and Metal Fabrication ...................  0.0(DOUBLE DAGGER)   1,370,599
Oil and Gas ....................................  0.0(DOUBLE DAGGER)     684,805
Other ..........................................  0.1                  2,214,409
                                                -----            ---------------
TOTAL COMMON STOCKS ............................ 86.0              3,027,277,547
                                                -----            ---------------
PREFERRED STOCKS ...............................  1.0                 36,405,042
WARRANTS .......................................  0.0(DOUBLE DAGGER)     426,567
CONVERTIBLE CORPORATE BOND .....................  0.0(DOUBLE DAGGER)      86,369
U.S. TREASURY BILLS ............................  0.4                 13,468,629
REPURCHASE AGREEMENT ...........................  7.2                250,988,000
OTHER ASSETS AND LIABILITIES (NET) .............  5.4                189,997,874
                                                -----            ---------------
NET ASSETS .....................................100.0 %          $ 3,518,650,028
                                                =====            ===============

----------------
(DOUBLE DAGGER)  AMOUNT REPRESENTS LESS THAN 0.1% OF NET ASSETS.



======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE GLOBAL VALUE FUND

SCHEDULE OF FORWARD EXCHANGE CONTRACTS

SEPTEMBER 30, 2000 (UNAUDITED)


                                                         CONTRACT      MARKET
                                                           VALUE       VALUE
CONTRACTS                                                  DATE       (NOTE 1)
---------                                               ---------   -----------

FORWARD EXCHANGE CONTRACTS TO BUY
   17,836,250   Danish Krona ........................    12/7/00   $  2,113,627
    1,514,300   Danish Krona ........................     4/5/01        179,996
   14,873,770   Danish Krona ........................    4/24/01      1,768,812
    1,230,780   Danish Krona ........................     5/7/01        146,415
       59,929   European Economic Union Euro ........    10/2/00         52,887
    9,624,768   European Economic Union Euro ........    10/3/00      8,494,316
      317,129   European Economic Union Euro ........    10/4/00        279,897
   10,794,279   European Economic Union Euro ........   10/20/00      9,535,446
    9,141,186   European Economic Union Euro ........   10/27/00      8,078,269
    1,876,301   Great Britain Pound Sterling ........    10/2/00      2,774,163
      184,907   Great Britain Pound Sterling ........    10/3/00        273,396
      517,476   Great Britain Pound Sterling ........    10/4/00        765,130
      211,231   Great Britain Pound Sterling ........    10/6/00        312,333
   78,000,000   Hong Kong Dollar ....................   10/20/00     10,006,087
    9,719,400   Japanese Yen ........................    10/3/00         89,982
    9,699,360   Japanese Yen ........................    10/4/00         89,816
    1,154,025   Mexican Peso ........................    10/3/00        122,117
    4,871,395   New Zealand Dollar ..................    11/6/00      1,980,570
    2,500,000   New Zealand Dollar ..................   11/13/00      1,016,475
   79,260,000   Norwegian Krone .....................   11/20/00      8,723,407
   51,541,750   Norwegian Krone .....................    12/7/00      5,671,294
   47,445,600   Norwegian Krone .....................   12/11/00      5,220,274
   56,000,000   Norwegian Krone .....................    2/12/01      6,154,459
   24,415,500   Singapore Dollar ....................    11/6/00     14,090,763
   14,200,000   Swiss Franc .........................   10/27/00      8,237,646
                                                                   ------------
TOTAL FORWARD EXCHANGE CONTRACTS TO BUY
(CONTRACT AMOUNT $96,835,116) .......................              $ 96,177,577
                                                                   ============
FORWARD EXCHANGE CONTRACTS TO SELL
    7,328,250   Canadian Dollar .....................    12/7/00   $ (4,879,124)
    3,182,520   Canadian Dollar .....................    3/12/01     (2,123,674)
    4,524,760   Canadian Dollar .....................    3/26/01     (3,020,297)
    3,902,850   Canadian Dollar .....................    3/28/01     (2,605,287)
      371,430   Canadian Dollar .....................     5/7/01       (248,158)
   13,593,920   Canadian Dollar .....................    5/14/01     (9,083,699)
    1,040,480   Canadian Dollar .....................    5/22/01       (695,388)
    1,549,485   Canadian Dollar .....................     6/4/01     (1,035,867)
    6,078,090   Canadian Dollar .....................    6/11/01     (4,063,962)
    7,312,000   Canadian Dollar .....................    8/20/01     (4,896,427)
   17,836,250   Danish Krona ........................    12/7/00     (2,113,627)
    1,514,300   Danish Krona ........................     4/5/01       (179,996)
   14,873,770   Danish Krona ........................    4/24/01     (1,768,812)
    1,230,780   Danish Krona ........................     5/7/01       (146,415)
      647,532   European Economic Union Euro ........    10/5/00       (571,541)
   10,794,279   European Economic Union Euro ........   10/20/00     (9,535,446)
    9,141,186   European Economic Union Euro ........   10/27/00     (8,078,269)


======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE GLOBAL VALUE FUND

SCHEDULE OF FORWARD EXCHANGE CONTRACTS

SEPTEMBER 30, 2000 (UNAUDITED)


                                                        CONTRACT      MARKET
                                                          VALUE       VALUE
CONTRACTS                                                 DATE       (NOTE 1)
---------                                               ---------   -----------

FORWARD EXCHANGE CONTRACTS TO SELL
   23,251,488   European Economic Union Euro ........    11/6/00   $(20,558,193)
   19,391,700   European Economic Union Euro ........   11/13/00    (17,151,379)
   30,308,771   European Economic Union Euro ........   11/20/00    (26,816,397)
   39,163,244   European Economic Union Euro ........    12/7/00    (34,679,453)
   11,431,838   European Economic Union Euro ........   12/11/00    (10,124,991)
   75,721,006   European Economic Union Euro ........    1/16/01    (67,174,664)
    9,864,852   European Economic Union Euro ........    1/29/01     (8,756,259)
   58,973,855   European Economic Union Euro ........    2/12/01    (52,377,495)
   48,704,461   European Economic Union Euro ........    2/26/01    (43,282,362)
   20,216,315   European Economic Union Euro ........     3/7/01    (17,972,535)
   17,270,983   European Economic Union Euro ........    3/12/01    (15,357,344)
   18,285,944   European Economic Union Euro ........    3/26/01    (16,269,460)
   19,878,604   European Economic Union Euro ........    3/28/01    (17,687,983)
    9,772,982   European Economic Union Euro ........    4/17/01     (8,702,645)
   37,754,019   European Economic Union Euro ........     5/7/01    (33,644,873)
   24,731,846   European Economic Union Euro ........    5/14/01    (22,045,919)
    3,986,065   European Economic Union Euro ........    5/21/01     (3,554,119)
   24,574,669   European Economic Union Euro ........     6/4/01    (21,923,359)
    9,058,342   European Economic Union Euro ........    6/11/01     (8,083,212)
   41,632,653   European Economic Union Euro ........    6/15/01    (37,156,562)
    8,814,684   European Economic Union Euro ........    6/22/01     (7,869,081)
   72,992,701   European Economic Union Euro ........    7/16/01    (65,221,902)
   25,345,062   European Economic Union Euro ........    7/23/01    (22,652,861)
   37,921,881   European Economic Union Euro ........    8/13/01    (33,920,822)
   10,758,472   European Economic Union Euro ........    8/20/01     (9,625,929)
    4,652,028   European Economic Union Euro ........    8/30/01     (4,163,891)
   13,648,772   European Economic Union Euro ........    9/11/01    (12,222,176)
      246,660   Great Britain Pound Sterling ........    10/2/00       (364,694)
       95,854   Great Britain Pound Sterling ........    10/5/00       (141,731)
      560,923   Great Britain Pound Sterling ........    10/6/00       (829,400)
    6,192,717   Great Britain Pound Sterling ........    2/12/01     (9,177,945)
    9,503,897   Great Britain Pound Sterling ........     3/7/01    (14,089,737)
   11,382,216   Great Britain Pound Sterling ........    3/26/01    (16,878,784)
   16,751,685   Great Britain Pound Sterling ........    3/28/01    (24,841,895)
    6,883,174   Great Britain Pound Sterling ........     4/5/01    (10,208,293)
    6,129,570   Great Britain Pound Sterling ........    4/17/01     (9,091,835)
      189,382   Great Britain Pound Sterling ........    4/24/01       (280,927)
   13,751,897   Great Britain Pound Sterling ........    4/27/01    (20,400,079)
   10,951,139   Great Britain Pound Sterling ........     5/8/01    (16,247,291)
    4,197,154   Great Britain Pound Sterling ........    5/14/01     (6,227,377)
    6,555,096   Great Britain Pound Sterling ........    5/21/01     (9,726,637)
    9,978,712   Great Britain Pound Sterling ........     6/4/01    (14,808,969)
   11,549,314   Great Britain Pound Sterling ........    6/11/01    (17,141,147)
    5,094,614   Great Britain Pound Sterling ........    6/15/01     (7,561,606)
   13,075,314   Great Britain Pound Sterling ........     7/2/01    (19,410,461)
   16,428,994   Great Britain Pound Sterling ........    7/16/01    (24,392,784)


======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE GLOBAL VALUE FUND

SCHEDULE OF FORWARD EXCHANGE CONTRACTS

SEPTEMBER 30, 2000 (UNAUDITED)


                                                         CONTRACT      MARKET
                                                          VALUE        VALUE
 CONTRACTS                                                 DATE       (NOTE 1)
 ---------                                               ---------   -----------

FORWARD EXCHANGE CONTRACTS TO SELL
   23,015,716   Great Britain Pound Sterling ........    7/23/01   $(34,174,978)
    9,957,184   Great Britain Pound Sterling ........    8/13/01    (14,788,369)
   13,275,629   Great Britain Pound Sterling ........    8/20/01    (19,718,422)
    9,425,663   Great Britain Pound Sterling ........    8/30/01    (14,001,565)
    9,110,021   Great Britain Pound Sterling ........    9/11/01    (13,534,467)
    8,179,680   Great Britain Pound Sterling ........    9/27/01    (12,154,349)
  125,504,000   Hong Kong Dollar ....................   10/20/00    (16,100,050)
   39,170,500   Hong Kong Dollar ....................   10/27/00     (5,025,294)
  125,395,200   Hong Kong Dollar ....................   11/13/00    (16,089,717)
   78,255,000   Hong Kong Dollar ....................   11/20/00    (10,041,662)
  117,141,000   Hong Kong Dollar ....................    12/7/00    (15,033,690)
   45,919,110   Hong Kong Dollar ....................    3/28/01     (5,898,295)
   11,304,055   Hong Kong Dollar ....................    4/17/01     (1,451,998)
   37,574,310   Hong Kong Dollar ....................    4/24/01     (4,826,389)
   97,817,210   Hong Kong Dollar ....................    4/27/01    (12,564,535)
   99,049,205   Hong Kong Dollar ....................     5/7/01    (12,722,766)
   22,651,030   Hong Kong Dollar ....................    5/21/01     (2,909,495)
   57,703,720   Hong Kong Dollar ....................    6/11/01     (7,411,945)
   21,815,360   Hong Kong Dollar ....................    6/15/01     (2,802,144)
  155,820,000   Hong Kong Dollar ....................     7/3/01    (20,014,752)
   77,870,000   Hong Kong Dollar ....................    7/16/01    (10,002,219)
   31,138,800   Hong Kong Dollar ....................    7/23/01     (3,999,702)
   77,773,000   Hong Kong Dollar ....................    8/20/01     (9,989,710)
   78,763,000   Hong Kong Dollar ....................    8/30/01    (10,116,858)
   10,001,956   Japanese Yen ........................    10/2/00        (92,579)
   44,912,994   Japanese Yen ........................    10/3/00       (415,805)
   71,723,266   Japanese Yen ........................    10/4/00       (664,154)
  992,000,000   Japanese Yen ........................   10/27/00     (9,230,194)
  495,700,000   Japanese Yen ........................   11/13/00     (4,625,793)
1,987,780,000   Japanese Yen ........................    1/16/01    (18,748,222)
4,929,000,000   Japanese Yen ........................    1/29/01    (46,589,975)
4,095,200,000   Japanese Yen ........................    2/13/01    (38,805,478)
1,518,600,000   Japanese Yen ........................     3/7/01    (14,442,644)
  634,851,000   Japanese Yen ........................    3/26/01     (6,056,750)
3,946,000,000   Japanese Yen ........................     4/5/01    (37,709,860)
4,669,450,000   Japanese Yen ........................    4/16/01    (44,706,313)
2,311,360,000   Japanese Yen ........................    4/24/01    (22,159,269)
1,277,616,000   Japanese Yen ........................    4/27/01    (12,254,829)
5,325,925,000   Japanese Yen ........................     5/2/01    (51,128,944)
  141,621,200   Japanese Yen ........................     5/7/01     (1,360,707)
  394,329,000   Japanese Yen ........................    5/14/01     (3,793,193)
  355,040,000   Japanese Yen ........................    5/21/01     (3,419,265)
2,850,464,000   Japanese Yen ........................     6/4/01    (27,516,159)
3,037,721,500   Japanese Yen ........................    6/11/01    (29,358,083)
3,649,310,000   Japanese Yen ........................    6/22/01    (35,333,510)
1,476,900,000   Japanese Yen ........................     7/2/01    (14,323,519)


======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE GLOBAL VALUE FUND

SCHEDULE OF FORWARD EXCHANGE CONTRACTS

SEPTEMBER 30, 2000 (UNAUDITED)



                                                         CONTRACT      MARKET
                                                          VALUE        VALUE
 CONTRACTS                                                 DATE       (NOTE 1)
 ---------                                               ---------   -----------

FORWARD EXCHANGE CONTRACTS TO SELL
8,628,775,000   Japanese Yen ........................    7/16/01   $(83,879,815)
2,546,500,000   Japanese Yen ........................    8/20/01    (24,898,085)
3,037,650,000   Japanese Yen ........................    9/27/01    (29,886,478)
    4,871,395   New Zealand Dollar ..................    11/6/00     (1,980,570)
    8,828,723   New Zealand Dollar ..................   11/13/00     (3,589,671)
   27,662,517   New Zealand Dollar ..................    12/7/00    (11,249,075)
    5,278,116   New Zealand Dollar ..................    3/28/01     (2,146,610)
    1,798,381   New Zealand Dollar ..................     4/5/01       (731,346)
    2,312,953   New Zealand Dollar ..................    4/17/01       (940,498)
    3,766,670   New Zealand Dollar ..................     5/7/01     (1,531,319)
      355,091   New Zealand Dollar ..................    5/14/01       (144,351)
   79,260,000   Norwegian Krone .....................   11/20/00     (8,723,407)
   51,541,750   Norwegian Krone .....................    12/7/00     (5,671,294)
   47,445,600   Norwegian Krone .....................   12/11/00     (5,220,274)
   81,155,000   Norwegian Krone .....................    2/12/01     (8,919,020)
  125,032,500   Norwegian Krone .....................     3/7/01    (13,735,086)
   44,313,300   Norwegian Krone .....................    3/12/01     (4,867,439)
   42,768,600   Norwegian Krone .....................    3/28/01     (4,696,311)
   27,652,625   Norwegian Krone .....................    4/17/01     (3,034,971)
    4,526,600   Norwegian Krone .....................     5/7/01       (496,565)
   15,469,150   Norwegian Krone .....................    5/14/01     (1,696,664)
   61,873,880   Norwegian Krone .....................    5/21/01     (6,785,189)
   10,428,000   Norwegian Krone .....................    6/11/01     (1,142,960)
    8,084,500   Singapore Dollar ....................   10/27/00     (4,660,387)
   24,415,500   Singapore Dollar ....................    11/6/00    (14,090,763)
   40,660,000   Singapore Dollar ....................   11/20/00    (23,503,004)
    4,909,800   Singapore Dollar ....................    12/7/00     (2,843,497)
   49,095,000   Singapore Dollar ....................   12/11/00    (28,446,046)
   29,250,000   Singapore Dollar ....................    1/16/01    (17,014,921)
      497,400   Singapore Dollar ....................    3/28/01       (291,551)
   27,874,560   Singapore Dollar ....................    4/17/01    (16,370,872)
    3,864,575   Singapore Dollar ....................    4/27/01     (2,271,918)
   17,041,650   Singapore Dollar ....................     5/8/01    (10,029,331)
   30,011,610   Singapore Dollar ....................    6/11/01    (17,721,367)
    4,307,680   Singapore Dollar ...................     6/15/01     (2,544,611)
   25,209,000   Singapore Dollar ....................    7/16/01    (14,936,495)
   21,738,600   Singapore Dollar ....................    7/30/01    (12,897,850)
    8,244,375   Singapore Dollar ...................     8/13/01     (4,898,186)
   16,527,000   Singapore Dollar ....................    8/20/01     (9,825,784)
   17,148,560   Singapore Dollar ....................    8/30/01    (10,205,230)
   24,255,000   South African Rand ..................    3/26/01     (3,300,652)
    9,402,400   South African Rand .................     3/28/01     (1,279,238)
   19,108,090   South African Rand ..................     5/7/01     (2,588,526)
   22,368,090   South African Rand ..................    5/14/01     (3,027,852)
    9,196,250   South African Rand .................     6/11/01     (1,241,071)
   36,082,500   South African Rand ..................    6/22/01     (4,863,654)


======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE GLOBAL VALUE FUND

SCHEDULE OF FORWARD EXCHANGE CONTRACTS

SEPTEMBER 30, 2000 (UNAUDITED)




                                                         CONTRACT      MARKET
                                                          VALUE        VALUE
 CONTRACTS                                                 DATE       (NOTE 1)
 ---------                                               ---------   -----------

FORWARD EXCHANGE CONTRACTS TO SELL
  108,525,000   South African Rand ..................    7/30/01   $(14,567,858)
   98,448,000   Swedish Krona .......................   11/20/00    (10,260,291)
   84,000,000   Swedish Krona .......................    2/12/01     (8,802,222)
   97,065,085   Swedish Krona .......................    3/26/01    (10,195,560)
    5,081,700   Swedish Krona .......................    3/28/01       (533,834)
   23,668,400   Swedish Krona .......................     4/5/01     (2,487,241)
   27,524,250   Swedish Krona .......................    4/17/01     (2,893,956)
    2,158,150   Swedish Krona .......................    4/24/01       (226,982)
   53,483,475   Swedish Krona .......................    4/27/01     (5,625,816)
  119,041,650   Swedish Krona .......................    5/14/01    (12,531,030)
   23,172,760   Swedish Krona .......................    5/21/01     (2,440,046)
    3,931,875   Swedish Krona .......................     6/4/01       (414,271)
   25,942,200   Swedish Krona .......................     7/2/01     (2,736,662)
   40,856,000   Swedish Krona .......................    8/30/01     (4,320,989)
  113,190,000   Swedish Krona .......................    9/27/01    (11,985,371)
   50,449,000   Swiss Franc .........................   10/27/00    (29,266,269)
   29,622,000   Swiss Franc .........................    11/6/00    (17,199,734)
   19,377,800   Swiss Franc .........................   11/13/00    (11,258,415)
   14,984,000   Swiss Franc .........................   11/20/00     (8,710,956)
   33,158,400   Swiss Franc .........................    12/7/00    (19,305,236)
    7,525,000   Swiss Franc .........................   12/11/00     (4,382,676)
   45,226,200   Swiss Franc .........................    1/16/01    (26,420,488)
    7,849,500   Swiss Franc .........................    1/29/01     (4,590,440)
   15,612,000   Swiss Franc .........................    2/12/01     (9,140,448)
   30,988,080   Swiss Franc .........................    3/12/01    (18,184,237)
   42,778,160   Swiss Franc .........................    3/26/01    (25,131,442)
   25,619,930   Swiss Franc .........................    3/28/01    (15,053,722)
   24,384,345   Swiss Franc .........................     5/7/01    (14,372,587)
   19,257,750   Swiss Franc .........................    6/11/01    (11,381,882)
   17,159,275   Swiss Franc .........................    6/15/01    (10,144,781)
   12,727,200   Swiss Franc .........................    6/22/01     (7,528,580)
   31,752,000   Swiss Franc .........................     7/2/01    (18,797,015)
   16,567,000   Swiss Franc .........................    8/13/01     (9,839,584)
    8,295,500   Swiss Franc .........................    8/20/01     (4,929,590)
   20,846,400   Swiss Franc .........................    9/11/01    (12,409,044)
                                                                ---------------
TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
(Contract Amount $2,583,186,832) ....................           $(2,416,861,122)
                                                                ===============


======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE GLOBAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2000 (UNAUDITED)




ASSETS
   Investments, at value (Cost $2,588,052,441) (Note 1)
      SEE ACCOMPANYING SCHEDULE ................................ $3,328,652,154
   Cash and foreign currency (Cost $4,156,224) .................      4,167,014
   Net unrealized appreciation of forward exchange
      contracts (Note 1) .......................................    165,668,171
   Receivable for Fund shares sold .............................     71,323,965
   Dividends and interest receivable ...........................      7,693,134
   Receivable for investment securities sold ...................      3,079,071
                                                                 --------------
      TOTAL ASSETS .............................................  3,580,583,509
                                                                 --------------

LIABILITIES
   Payable for Fund shares redeemed ..............  $ 41,599,093
   Payable for investment securities purchased ...    17,216,471
   Investment advisory fee payable (Note 2) ......     2,241,450
   Custodian fees payable (Note 2) ...............       143,941
   Transfer agent fees payable (Note 2) ..........        92,351
   Accrued expenses and other payables ...........       640,175
                                                    ------------
      TOTAL LIABILITIES ........................................     61,933,481
                                                                 --------------
NET ASSETS ..................................................... $3,518,650,028
                                                                 ==============

NET ASSETS consist of
   Undistributed net investment income ......................... $   28,437,258
   Accumulated net realized gain on securities, forward
      exchange contracts and foreign currencies ................    243,272,045
   Net unrealized appreciation of securities, forward exchange
      contracts, foreign currencies and net other assets .......    905,899,967
   Par value ...................................................         15,618
   Paid-in capital in excess of par value ......................  2,341,025,140
                                                                 --------------
      TOTAL NET ASSETS ......................................... $3,518,650,028
                                                                 ==============

NET ASSET VALUE, offering and redemption price per share
  ($3,518,650,028 (DIVIDE) 156,183,253 shares of common stock
      outstanding) .............................................         $22.53
                                                                         ======




======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE GLOBAL VALUE FUND

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)



INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $4,961,181) ...  $ 37,968,293
   Interest (net of foreign withholding taxes of $101) ..........     9,588,019
                                                                   ------------
      TOTAL INVESTMENT INCOME ...................................    47,556,312
                                                                   ------------
EXPENSES
   Investment advisory fee (Note 2) ..............   $ 21,156,495
   Custodian fees (Note 2) .......................        842,326
   Administration fee (Note 2) ...................        636,555
   Transfer agent fees (Note 2) ..................        303,322
   Legal and audit fees ..........................         69,754
   Directors' fees and expenses (Note 2) .........         27,905
   Other .........................................        457,592
                                                     ------------
      TOTAL EXPENSES ............................................    23,493,949
                                                                   ------------
NET INVESTMENT INCOME ...........................................    24,062,363
                                                                   ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
(Notes 1 and 3):
   Net realized gain (loss) on:
      Securities ................................................    70,072,807
      Forward exchange contracts ................................    45,317,838
      Foreign currencies and net other assets ...................    (1,011,218)
                                                                   ------------
   Net realized gain on investments during the period ...........   114,379,427
                                                                   ------------
   Net unrealized appreciation (depreciation) of:
      Securities ................................................   (47,138,239)
      Forward exchange contracts ................................   131,121,266
      Foreign currencies and net other assets ...................      (313,869)
                                                                   ------------
   Net unrealized appreciation of investments during the period .    83,669,158
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .................   198,048,585
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS ...................................................  $222,110,948
                                                                   ============





======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE GLOBAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS




                                                                 SIX MONTHS
                                                                    ENDED                YEAR
                                                                   9/30/00               ENDED
                                                                 (UNAUDITED)            3/31/00
                                                               --------------       --------------
Net investment income ........................................ $   24,062,363       $   34,225,569
Net realized gain on securities, forward exchange contracts
and currency transactions during the period ..................    114,379,427          129,754,740
Net unrealized appreciation of securities, forward
   exchange contracts, foreign currencies and net
   other assets during the period ............................     83,669,158          415,640,304
                                                               --------------       --------------
Net increase in net assets resulting from operations .........    222,110,948          579,620,613
DISTRIBUTIONS:
   Dividends to shareholders from net investment
      income .................................................        --               (38,718,066)
   Distributions to shareholders from net realized
      gain on investments ....................................        --               (87,908,561)
Net increase in net assets from Fund share transactions
  (Note 4) ...................................................     60,034,886          193,936,237
                                                               --------------       --------------
Net increase in net assets ...................................    282,145,834          646,930,223

NET ASSETS
Beginning of period ..........................................  3,236,504,194        2,589,573,971
                                                               --------------       --------------
End of period (including undistributed net investment
   income of $28,437,258 and $4,374,895, respectively) ....... $3,518,650,028       $3,236,504,194
                                                               ==============       ==============




======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE GLOBAL VALUE FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each period.



                                         SIX MONTHS
                                           ENDED         YEAR          YEAR          YEAR          YEAR        YEAR
                                          9/30/00        ENDED         ENDED         ENDED         ENDED       ENDED
                                        (UNAUDITED)     3/31/00       3/31/99       3/31/98       3/31/97    3/31/96(a)
                                        -----------   ----------    ----------    ----------    ----------   ----------
Net asset value, beginning of
   period .............................     $21.10      $18.08        $18.98        $15.46        $14.28       $11.52
                                            ------      ------        ------        ------        ------       ------
Income from investment operations:
Net investment income (b) .............       0.15        0.23          0.23          0.26          0.12         0.15
Net realized and unrealized gain
   on investments .....................       1.28        3.64          0.24          4.62          2.18         2.81
                                            ------      ------        ------        ------        ------       ------
      Total from investment
          operations ..................       1.43        3.87          0.47          4.88          2.30         2.96
                                            ------      ------        ------        ------        ------       ------
DISTRIBUTIONS:
   Dividends from net investment
      income ..........................         --       (0.26)        (0.38)        (0.79)        (0.19)          --
   Dividends in excess of net
      investment income ...............         --          --            --         (0.08)        (0.36)          --
   Distributions from net
      realized gains ..................         --       (0.59)        (0.99)        (0.49)        (0.57)       (0.05)
   Distributions in excess of net
      realized gains ..................         --          --            --            --            --        (0.15)
                                            ------      ------        ------        ------        ------       ------
      Total distributions .............         --       (0.85)        (1.37)        (1.36)        (1.12)       (0.20)
                                            ------      ------        ------        ------        ------       ------
Net asset value, end of period ........     $22.53      $21.10        $18.08        $18.98        $15.46       $14.28
                                            ------      ------        ------        ------        ------       ------
Total return (c) ......................       6.78%      21.68%         3.03%        33.09%        16.66%       25.88%
                                            ------      ------        ------        ------        ------       ------
Ratios/Supplemental Data:
Net assets, end of period (in 000's) .. $3,518,650  $3,236,504    $2,589,574    $2,527,941    $1,441,210     $950,911
Ratio of operating expenses to
   average net assets (d) .............       1.39%(e)    1.38%         1.41%         1.42%         1.58%       1.60%
Ratio of net investment income
   to average net assets ..............       1.43%(e)    1.10%         1.26%         1.05%         0.73%        1.15%
Portfolio turnover rate ...............          8%         16%           23%           16%           20%          17%





------------------------


(a)   Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with the results of operations.

(b)   Net investment income for a Fund share  outstanding,  before the waiver of fees by the administrator for the years ended March
      31, 1998 and 1997 were $0.26 and $0.11, respectively.

(c)   Total return represents aggregate total return for the periods indicated.

(d)   Annualized expense ratio before the waiver of fees by the administrator for the years ended March 31, 1998 and 1997 were 1.43%
      and 1.58%, respectively.

(e)   Annualized.




======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1.   SIGNIFICANT ACCOUNTING POLICIES

     Tweedy, Browne Global Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on June 15, 1993. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or, in the absence of market value, by the Investment Adviser or, at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities and other assets, listed on a US national securities exchange or through any system providing for same day publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price prior to the close of regular trading. Portfolio securities and other assets listed on a foreign exchange or through any system providing for same day publication of actual prices are valued at the last quoted sale price available before the time when assets are valued. Portfolio securities and other assets for which there are no reported sales on the valuation date are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. When the Investment Adviser determines that the last sale price prior to valuation does not reflect current market value, the Investment Adviser will determine the market value of those securities or assets in accordance with industry practice and other factors considered relevant by the Investment Adviser. All other securities and assets for which current market quotations are not readily available and those securities which are not readily marketable due to significant legal or contractual restrictions will be valued at fair value as



================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

determined by the Investment Adviser under the direction of the Board of Directors. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser.

     REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

     FOREIGN CURRENCY The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities are translated into US dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign


================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     FORWARD EXCHANGE CONTRACTS The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

     The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds where available.

     Tweedy, Browne Company LLC collects transaction charges from the Fund to cover the cost of such charges incurred when clearing US securities

TWEEDY, BROWNE GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

through its clearing broker, US Clearing. For the six months ended September 30, 2000 the Fund reimbursed Tweedy, Browne Company LLC $465 for such transaction charges.

     Dividends and Distributions to Shareholders Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     FEDERAL INCOME TAXES The Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

     EXPENSES Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are allocated to each Fund based on the average net assets of each Fund.

2. INVESTMENT ADVISORY FEE, OTHER RELATED PARTY TRANSACTIONS AND
   ADMINISTRATION FEE

     The Company, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company LLC ("Tweedy, Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value

================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

     The current and retired managing  directors and their families,  as well as
employees  of  Tweedy,   Browne,  the  Investment  Adviser  to  the  Fund,  have
approximately $49.8 million of their own money invested in the Fund.

     The Company, on behalf of the Fund, has entered into an administration agreement (the "Administration Agreement") with PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) (the "Administrator"), an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc. Under the Administration Agreement, the Company pays the Administrator an administrative fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund:


                                                FEES ON ASSETS
                                ------------------------------------------------
                                                    BETWEEN
                                                 $500 MILLION
                                    UP TO            AND           EXCEEDING
                                 $500 MILLION     $1 BILLION      $1 BILLION
--------------------------------------------------------------------------------
Administration Fees                  0.06%            0.04%              0.02%
--------------------------------------------------------------------------------

                                    UP TO          EXCEEDING
                                $100 MILLION     $100 MILLION
--------------------------------------------------------------------------------
Accounting Fees                    0.03%              0.01%
--------------------------------------------------------------------------------

     Under the terms of the Administration Agreement, the Company will pay for fund administration services a minimum fee of $40,000 per annum, not to be aggregated with fees for fund accounting services. The Company will pay a minimum monthly fee of $4,000 for fund accounting services for the Fund, not to be aggregated with fees for fund administration services.

     No officer, director or employee of Tweedy, Browne, the Administrator or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Fund

================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

pays each director who is not an officer, director or employee of Tweedy, Browne, the Administrator or any of their affiliates $8,000 per annum plus $500 per Regular or Special Board Meeting attended in person or by telephone, plus out-of-pocket expenses.

     Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect, wholly owned subsidiary of Mellon Trust, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). PFPC Inc. serves as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

3.       SECURITIES TRANSACTIONS

     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended September 30, 2000, aggregated $296,275,207 and $238,969,664, respectively.

     At September 30, 2000, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $918,632,071 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $178,032,358.

4.       CAPITAL STOCK

     The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 600,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:
                     -----------------------------------------------------------
                     SIX MONTHS ENDED 9/30/00           YEAR ENDED 3/31/00
                     -----------------------------------------------------------
                      SHARES         AMOUNT           SHARES          AMOUNT
--------------------------------------------------------------------------------
Sold               76,240,737   $1,660,080,812      103,466,727  $2,114,976,918
Reinvested            --               --             5,919,140     117,469,197
Redeemed          (73,420,999)  (1,600,045,926)     (99,258,702) (2,038,509,878)
--------------------------------------------------------------------------------
Net Increase        2,819,738   $   60,034,886       10,127,165  $  193,936,237
--------------------------------------------------------------------------------


================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


5.       FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in US companies and the US Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, different accounting standards, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to the Fund), war, expropriation, political and social instability and diplomatic developments.

6.       LINE OF CREDIT

     The Company and Mellon Trust, N.A. (the "Bank") entered into a Line of Credit Agreement (the "Agreement") which, as amended effective September 27, 2000, provides the Company, on behalf of the Fund and the Tweedy, Browne American Value Fund, with a $100 million line of credit (the "Commitment") primarily for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The Fund may borrow up to one-third of its net assets; provided, however, that the total Commitment available to the Fund is reduced by any borrowings of the Tweedy, Browne American Value Fund. Interest is payable at the Bank's money market rate plus 0.75% on an annualized basis. Under the Agreement, the Company pays a facility fee equal to 0.10% annually of the unutilized Commitment. The Agreement requires, among other provisions, the Fund to maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregated amount of indebtedness pursuant to the Agreement of no less than three to one. For the six months ended September 30, 2000, the Company did not borrow, on behalf of the Fund, under the Agreement.

================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND

PORTFOLIO OF INVESTMENTS


September 30, 2000 (Unaudited)         [GRAPHIC OMITTED]
                                          AMERICA LOGO


                                                                      MARKET
                                                                       VALUE
   SHARES                                                             (NOTE 1)
  --------                                                           ---------



               COMMON STOCK--DOMESTIC--78.9%
               ADVERTISING--0.8%
       11,580  Grey Global Group Inc. ........................... $    7,066,333
                                                                  --------------
               BANKING--8.3%
       45,300  BancFirst Corporation ............................      1,445,353
       20,400  Cape Cod Bank & Trust Company ....................        371,025
      112,650  Comerica Inc. ....................................      6,582,984
        4,500  Community Financial Group-Bank of Nashville ......         53,578
      100,000  First Union Corporation ..........................      3,218,750
      927,295  Hibernia Corporation, Class A ....................     11,359,364
       44,642  Mid-America Bancorp ..............................      1,166,272
      802,520  Popular Inc. .....................................     21,693,119
      196,700  The PNC Financial Services Group Inc. ............     12,785,500
      360,000  Wells Fargo & Company ............................     16,537,500
       39,004  Whitney Holding Corporation ......................      1,421,208
                                                                  --------------
                                                                      76,634,653
                                                                  --------------
               BASIC INDUSTRIES--4.1%
      215,700  Gorman-Rupp Company ..............................      3,545,569
      617,700  Rayonier Inc. ....................................     22,198,594
      232,200  Regal Beloit .....................................      3,938,112
       64,900  Sequa Corporation, Class A (DAGGER) ..............      2,758,250
       64,000  Tecumseh Products Company, Class A ...............      2,682,000
       66,100  Tecumseh Products Company, Class B ...............      2,654,328
        5,200  Woodward Governor Company ........................        231,888
                                                                  --------------
                                                                      38,008,741
                                                                  --------------
               BROADCAST, RADIO & TV--3.0%
      668,060  Comcast Corporation, Class A (DAGGER) ............     27,348,706
                                                                  --------------
               BUSINESS AND COMMERCIAL SERVICES--0.7%
        5,200  IIC Industries Inc. (DAGGER) .....................         68,413
       31,500  Navigators Group Inc. (DAGGER) ...................        344,531
      406,897  Wallace Computer Services Inc. ...................      6,205,179
                                                                  --------------
                                                                       6,618,123
                                                                  --------------
               CHEMICALS--2.8%
      275,000  International Specialty Products Inc. (DAGGER) ...      1,478,125
      727,700  Lilly Industries Inc., Class A ...................     21,467,150
      232,900  Oil-Dri Corporation of America ...................      2,037,875
       77,500  Stepan Chemical Company ..........................      1,554,844
                                                                  --------------
                                                                      26,537,994
                                                                  --------------
               CONSUMER NON-DURABLES--0.3%
      347,500  M&F Worldwide Corporation (DAGGER) ...............      2,019,844

======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE AMERICAN VALUE FUND

PORTFOLIO OF INVESTMENTS

SEPTEMBER 30, 2000 (UNAUDITED)



                                                                      MARKET
                                                                       VALUE
   SHARES                                                             (NOTE 1)
  --------                                                           ---------


               COMMON STOCK--DOMESTIC
               CONSUMER NON-DURABLES--(CONTINUED)
       57,200  Village Super Market Inc., Class A (DAGGER) ...... $      697,125
                                                                  --------------
                                                                       2,716,969
                                                                  --------------
               CONSUMER SERVICES--3.5%
      816,000  Bell & Howell Company (DAGGER) ...................     17,850,000
      739,000  Dollar Thrifty Automotive Group Inc. (DAGGER) ....     14,595,250
                                                                  --------------
                                                                      32,445,250
                                                                  --------------
               ENGINEERING AND CONSTRUCTION--0.1%
      150,500  Hovnanian Enterprises Inc., Class A (DAGGER) .....      1,119,344
                                                                  --------------
               FINANCIAL SERVICES--17.3%
      834,390  American Express Company .........................     50,689,193
      852,400  Credit Acceptance Corporation (DAGGER) ...........      5,434,050
      587,780  Federal Home Loan Mortgage Corporation ...........     31,776,856
    1,012,500  Federated Investors Inc., Class B ................     25,059,375
      623,500  Household International Inc. .....................     35,305,688
       41,600  Kent Financial Services Inc. (DAGGER) ............        178,100
      756,000  Phoenix Duff & Phelps Corporation ................     11,718,000
                                                                  --------------
                                                                     160,161,262
                                                                  --------------
               FOOD AND BEVERAGES--3.2%
      128,200  Coca-Cola Bottling Company .......................      5,292,256
    1,456,650  Panamerican Beverages Inc., Class A ..............     24,763,050
                                                                  --------------
                                                                      30,055,306
                                                                  --------------
               FURNITURE--1.0%
      375,440  HON Industries Inc. ..............................      9,245,210
                                                                  --------------
               HEALTH CARE--4.4%
      177,230  Bristol-Myers Squibb Company .....................     10,124,264
       83,412  Johnson & Johnson ................................      7,835,515
    1,555,000  Quorum Health Group Inc. (DAGGER) ................     20,457,969
      246,000  Spacelabs Medical Inc. (DAGGER) ..................      2,444,625
                                                                  --------------
                                                                      40,862,373
                                                                  --------------
               INSURANCE--17.8%
      408,900  21st Century Insurance Group Inc. ................      6,925,744
       77,400  American Indemnity Financial Corporation .........         77,400
      165,125  American National Insurance Company ..............     10,578,320
      463,500  Great American Financial Resources Inc. ..........      8,487,844
       16,520  Kansas City Life Insurance Company ...............        546,193
      119,000  Leucadia National Corporation ....................      3,183,250
      858,700  MBIA Inc. ........................................     61,075,038


======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE AMERICAN VALUE FUND

PORTFOLIO OF INVESTMENTS

SEPTEMBER 30, 2000 (UNAUDITED)



                                                                      MARKET
                                                                       VALUE
   SHARES                                                             (NOTE 1)
  --------                                                           ---------

               COMMON STOCK--DOMESTIC
               INSURANCE--(CONTINUED)
       21,600  Merchants Group Inc. ............................. $      388,125
      110,000  National Western Life Insurance Company,Class A(DAGGER) 8,016,250
      264,000  SCPIE Holdings Inc. ..............................      5,313,000
      571,000  Torchmark Corporation ............................     15,880,938
      477,958  Transatlantic Holdings Inc. ......................     44,211,115
                                                                  --------------
                                                                     164,683,217
                                                                  --------------
               METALS AND METAL PRODUCTS--0.2%
      100,000  Schnitzer Steel Industries Inc. ..................      1,453,125
                                                                  --------------
               PRINTING AND PUBLISHING--2.0%
    1,125,510  Hollinger International Inc. .....................     18,852,293
                                                                  --------------
               REAL ESTATE--0.3%
      361,693  HomeFed Corporation (DAGGER) .....................        217,016
      108,000  Koger Equity, Inc. ...............................      1,836,000
       13,200  Mays (J.W) Inc. (DAGGER) .........................        117,150
       55,225  Ramco-Gershenson Properties Trust ................        818,020
                                                                  --------------
                                                                       2,988,186
                                                                  --------------
               RESTAURANT CHAINS--2.3%
      702,800  McDonald's Corporation ...........................     21,215,775
                                                                  --------------
               RETAIL--1.0%
      194,765  Discount Auto Parts Inc. (DAGGER) ................      1,497,256
      117,900  EZCORP Inc., Class A .............................        145,533
       54,500  Friedman's Inc., Class A .........................        275,906
      182,700  Syms Corporation (DAGGER) ........................        707,963
      824,500  Value City Department Stores Inc. (DAGGER) .......      6,802,125
                                                                  --------------
                                                                       9,428,783
                                                                  --------------
               TELECOMMUNICATIONS--1.4%
       93,600  Commonwealth Telephone Enterprises Inc. (DAGGER) .      3,448,575
      461,545  RCN Corporation (DAGGER) .........................      9,577,059
                                                                  --------------
                                                                      13,025,634
                                                                  --------------
               TRANSPORTATION/TRANSPORTATION SERVICES--4.4%
      650,400  GATX Corporation .................................     27,235,500
       93,400  HUB Group Inc., Class A (DAGGER) .................        904,813
      188,600  RDO Equipment Company, Class A (DAGGER) ..........        554,013
       91,700  Werner Enterprises, Inc. .........................      1,083,206
      856,000  Wisconsin Central Transportation Corporation (DAGGER)   9,068,250
       34,900  XTRA Corporation (DAGGER) ........................      1,550,869
                                                                  --------------
                                                                      40,396,651
                                                                  --------------

               TOTAL COMMON STOCK--DOMESTIC
               (Cost $538,756,452) ..............................    730,863,928
                                                                  --------------


======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE AMERICAN VALUE FUND

PORTFOLIO OF INVESTMENTS

SEPTEMBER 30, 2000 (UNAUDITED)



                                                                      MARKET
                                                                       VALUE
   SHARES                                                             (NOTE 1)
  --------                                                           ---------

               COMMON STOCK--FOREIGN--16.8%
               HONG KONG--0.1%
    4,467,080  City e-Solutions Ltd. (DAGGER) ................... $      567,205
                                                                  --------------
               JAPAN--4.0%
       67,000  Amatsuji Steel Ball Manufacturing Company ........        613,826
       33,000  CCI Corporation ..................................        177,124
      247,700  Chofu Seisakusho Company .........................      3,163,298
       61,000  Denyo Company Ltd. ...............................        400,796
       93,000  Fuji Coca-Cola Bottling Company ..................        767,685
      326,000  Fujitec Company Ltd. .............................      2,609,569
      293,000  Fukuda Denshi ....................................      5,287,340
      109,000  Inaba Denkisangyo Company Ltd. ...................      1,331,483
       94,000  Katsuragawa Electric Company .....................        252,267
       95,000  Matsumoto Yushi-Seiyaku Company ..................      1,723,117
      107,000  Nippon Cable System ..............................      1,009,994
      118,000  Nippon Konpo Unyu Soko ...........................        794,966
       52,000  Nitto FC Company .................................        194,892
      119,000  Riken Vitamin ....................................      1,651,860
       30,000  Sanko Sangyo Company .............................        235,980
      130,600  Sanyo Shinpan Finance Company Ltd. ...............      3,396,132
       63,800  Shikoku Coca-Cola Bottling .......................        581,557
      220,000  Sonton Food Industry .............................      1,987,044
       88,600  Takefuji Corporation .............................      9,756,987
      162,000  Torishima Pump Manufacturing .....................        794,559
                                                                  --------------
                                                                      36,730,476
                                                                  --------------
               NETHERLANDS--1.6%
      218,600  Akzo Nobel NV, Sponsored ADR .....................      9,188,031
       36,500  Holdingmaatschappij de Telegraaf NV ..............        756,921
      107,857  Unilever NV, ADR .................................      5,204,100
                                                                  --------------
                                                                      15,149,052
                                                                  --------------
               SWEDEN--5.4%
      832,167  Pharmacia Corporation, Depository Shares .........     50,277,296
                                                                  --------------
               SWITZERLAND--1.6%
      134,000  Nestle SA, Registered, ADR .......................     13,955,102
       21,332  Novartis AG, ADR .................................        825,282
                                                                  --------------
                                                                      14,780,384
                                                                  --------------
               UNITED KINGDOM--4.1%
      321,030  Caradon PLC ......................................        837,745
      274,000  Carclo Engineering Group PLC .....................        536,770
      326,000  Diageo PLC, Sponsored ADR ........................     11,511,875
      163,670  Glaxo Wellcome PLC, Units, Sponsored ADR .........      9,891,806
                                                                  --------------



======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE AMERICAN VALUE FUND

PORTFOLIO OF INVESTMENTS

SEPTEMBER 30, 2000 (UNAUDITED)

                                                                      MARKET
                                                                       VALUE
   SHARES                                                             (NOTE 1)
  --------                                                           ---------


               COMMON STOCK--FOREIGN
               UNITED KINGDOM--(CONTINUED)
      142,000  Hardys & Hansons PLC ............................  $      528,017
      189,385  McAlpine (Alfred) PLC ...........................         456,409
       63,800  SmithKline Beecham PLC, Units, ADR ..............       4,378,275
      364,000  Unilever PLC, Sponsored ADR .....................       9,555,000
                                                                  --------------
                                                                      37,695,897
                                                                  --------------

               TOTAL COMMON STOCK - FOREIGN
               (COST $98,637,795) ..............................     155,200,310
                                                                  --------------

     FACE
     VALUE
    -------

               U.S. TREASURY BILLS--0.1%
               (COST $1,045,209)
$   1,061,000  5.980%** due 1/04/01 ............................       1,044,204
                                                                  --------------

               REPURCHASE AGREEMENTS--3.7%
               (COST $34,244,000)
   34,244,000  Agreement with Warburg Dillon Read, 6.480%
               dated 9/29/00, to be repurchased at $34,262,492
               on 10/2/00, collaterized by $26,613,000 U.S.
               Treasury Bonds, 8.875% due 2/15/19
               (market value $34,929,563) ......................      34,244,000
                                                                  --------------
TOTAL INVESTMENTS (COST $672,683,456*) .................   99.5%     921,352,442
OTHER ASSETS AND LIABILITIES (Net) .....................    0.5        4,626,041
                                                          -----   --------------
NET ASSETS .............................................  100.0%  $  925,978,483
                                                          =====   ==============
------------

*    AGGREGATE COST FOR FEDERAL TAX PURPOSES.

**   RATE REPRESENTS ANNUALIZED YIELD AT DATE OF PURCHASE.

(DAGGER) NON-INCOME PRODUCING SECURITY.

ABBREVIATIONS:
ADR--AMERICAN DEPOSITORY RECEIPT



======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE AMERICAN VALUE FUND

SCHEDULE OF FORWARD EXCHANGE CONTRACTS

SEPTEMBER 30, 2000 (UNAUDITED)




                                                         CONTRACT      MARKET
                                                          VALUE        VALUE
 CONTRACTS                                                 DATE       (NOTE 1)
 ---------                                               ---------   -----------

FORWARD EXCHANGE CONTRACTS TO BUY
      382,080   European Economic Union Euro ........    12/7/00   $    338,336
      401,889   European Economic Union Euro ........    3/26/01        357,571
      101,163   European Economic Union Euro ........    3/28/01         90,015
      933,948   Hong Kong Dollar ....................    3/28/01        119,965
   3,000,000    Hong Kong Dollar ....................    4/24/01        385,348
   20,700,000   Swedish Krona .......................    12/7/00      2,160,085
   1,250,000    Swiss Franc .........................    1/16/01        730,232
                                                                   ------------

TOTAL FORWARD EXCHANGE CONTRACTS TO BUY
(CONTRACT AMOUNT $4,475,706)                                       $  4,181,552
                                                                   ============
FORWARD EXCHANGE CONTRACTS TO SELL
      382,080   European Economic Union Euro ........    12/7/00   $   (338,336)
      401,889   European Economic Union Euro ........    3/26/01       (357,571)
      101,163   European Economic Union Euro ........    3/28/01        (90,015)
      354,036   European Economic Union Euro ........     4/5/01       (315,118)
    7,768,509   European Economic Union Euro ........    4/24/01     (6,919,551)
      216,471   European Economic Union Euro ........    5/14/01       (192,962)
       98,287   European Economic Union Euro ........    5/21/01        (87,636)
      972,290   Great Britain Pound Sterling ........    1/16/01     (1,440,453)
    1,583,983   Great Britain Pound Sterling ........     3/7/01     (2,348,290)
    2,460,723   Great Britain Pound Sterling ........    3/12/01     (3,648,327)
    4,339,077   Great Britain Pound Sterling ........    3/26/01     (6,434,453)
       94,464   Great Britain Pound Sterling ........    3/28/01       (140,086)
      750,892   Great Britain Pound Sterling ........     4/5/01     (1,113,632)
      315,637   Great Britain Pound Sterling ........    4/24/01       (468,212)
      379,363   Great Britain Pound Sterling ........    4/27/01       (562,761)
      859,260   Great Britain Pound Sterling ........    5/14/01     (1,274,896)
       53,511   Great Britain Pound Sterling ........    5/21/01        (79,401)
       66,164   Great Britain Pound Sterling ........    6/15/01        (98,203)
    1,051,156   Great Britain Pound Sterling ........    9/11/01     (1,561,669)
      933,948   Hong Kong Dollar ....................    3/28/01       (119,965)
    4,677,300   Hong Kong Dollar ....................    4/24/01       (600,795)
      781,070   Hong Kong Dollar ....................    5/21/01       (100,327)
  299,052,000   Japanese Yen ........................    1/16/01     (2,820,580)
  202,480,000   Japanese Yen ........................     3/7/01     (1,925,686)
  246,625,000   Japanese Yen ........................     4/5/01     (2,356,866)
   91,042,200   Japanese Yen ........................     5/7/01       (874,740)
   71,008,000   Japanese Yen ........................    5/21/01       (683,853)



======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE AMERICAN VALUE FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

SEPTEMBER 30, 2000 (UNAUDITED)


                                                         CONTRACT      MARKET
                                                          VALUE        VALUE
 CONTRACTS                                                 DATE       (NOTE 1)
 ---------                                               ---------   -----------

FORWARD EXCHANGE CONTRACTS TO SELL
  604,571,000   Japanese Yen ........................    6/11/01   $ (5,842,881)
  184,778,000   Japanese Yen ........................    6/15/01     (1,786,980)
1,134,245,000   Japanese Yen ........................    6/22/01    (10,982,038)
  707,210,000   Japanese Yen ........................    7/23/01     (6,882,729)
  202,510,000   Japanese Yen ........................    9/27/01     (1,992,432)
   82,655,000   Swedish Krona .......................    12/7/00     (8,625,213)
   43,120,000   Swedish Krona .......................     3/7/01     (4,524,378)
   34,756,930   Swedish Krona .......................    3/26/01     (3,650,812)
    2,540,850   Swedish Krona .......................    3/28/01       (266,917)
    8,453,000   Swedish Krona .......................     4/5/01       (888,300)
   12,344,618   Swedish Krona .......................    4/24/01     (1,298,335)
    6,957,200   Swedish Krona .......................    4/27/01       (731,813)
   17,901,000   Swedish Krona .......................    5/14/01     (1,884,365)
   47,162,500   Swedish Krona .......................    9/27/01     (4,993,905)
   10,552,780   Swiss Franc .........................    1/16/01     (6,164,781)
      798,100   Swiss Franc .........................    3/26/01       (468,870)
      159,130   Swiss Franc .........................    3/28/01        (93,501)
      164,800   Swiss Franc .........................    4/27/01        (97,060)
      117,313   Swiss Franc .........................     5/7/01        (69,146)
      433,758   Swiss Franc .........................    5/14/01       (255,805)
                                                                   ------------

TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
(CONTRACT AMOUNT $105,350,000) ......................              $(98,454,645)
                                                                   ============

======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE AMERICAN VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2000 (UNAUDITED)


ASSETS
   Investments, at value (Cost $672,683,456) (Note 1)
      SEE ACCOMPANYING SCHEDULE ................................ $  921,352,442
   Cash and foreign currency (Cost $6,699) .....................          6,698
   Net unrealized appreciation of forward exchange
      contracts (Note 1) .......................................      6,601,201
   Dividends and interest receivable ...........................      1,263,593
   Receivable for Fund shares sold .............................        820,582
   Receivable for investment securities sold ...................        202,469
                                                                 --------------
      TOTAL ASSETS                                                  930,246,985
                                                                 --------------

LIABILITIES
   Payable for investment securities purchased ...  $  2,304,180
   Payable for Fund shares redeemed ..............     1,114,358
   Investment advisory fee payable (Note 2) ......       583,251
   Administration fee payable (Note 2) ...........        59,630
   Transfer agent fees payable (Note 2) ..........        42,522
   Custodian fees payable (Note 2) ...............        13,509
   Accrued expenses and other payables ...........       151,052
                                                    ------------
      TOTAL LIABILITIES ........................................      4,268,502
                                                                 --------------
NET ASSETS ..................................................... $  925,978,483
                                                                 ==============

NET ASSETS CONSIST OF
   Undistributed net investment income. ........................ $    3,406,805
   Accumulated net realized gain on securities, forward
      exchange contracts and foreign currencies ................     50,154,208
   Net unrealized appreciation of securities, forward exchange
      contracts, foreign currencies and net other assets .......    255,269,489
   Par value ...................................................          3,779
   Paid-in capital in excess of par value ......................    617,144,202
                                                                 --------------
      TOTAL NET ASSETS ......................................... $  925,978,483
                                                                 ==============

NET ASSET VALUE, offering and redemption price per share
   ($925,978,483 (DIVIDE) 37,793,881 shares of common stock
   outstanding) ................................................         $24.50
                                                                         ======




======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE AMERICAN VALUE FUND

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)


INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $56,736) .....   $  6,480,535
   Interest ....................................................      1,255,956
                                                                   ------------
      TOTAL INVESTMENT INCOME ..................................      7,736,491
                                                                   ------------
EXPENSES
   Investment advisory fee (Note 2) .............   $  5,632,965
   Administration fee (Note 2) ..................        176,858
   Transfer agent fees (Note 2) .................        140,694
   Custodian fees (Note 2) ......................         81,564
   Legal and audit fees .........................         30,377
   Directors' fees and expenses (Note 2) ........          6,753
   Other ........................................        146,729
                                                    ------------
      TOTAL EXPENSES ...........................................      6,215,940
                                                                   ------------
NET INVESTMENT INCOME ..........................................      1,520,551
                                                                   ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
(Notes 1 and 3):
   Net realized gain(loss) on:
      Securities ...............................................      3,412,516
      Forward exchange contracts ...............................     (2,763,394)
      Foreign currencies and net other assets ..................         97,196
                                                                   ------------
   Net realized gain on investments during the period ..........        746,318
                                                                   ------------
   Net unrealized appreciation (depreciation) of:
      Securities ...............................................     87,784,492
      Forward exchange contracts ...............................     11,385,261
      Foreign currencies and net other assets ..................        (10,780)
                                                                   ------------
   Net unrealized appreciation of investments during the period      99,158,973
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ................     99,905,291
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS ..................................................   $101,425,842
                                                                   ============




======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE AMERICAN VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS



                                                                 SIX MONTHS
                                                                    ENDED                YEAR
                                                                   9/30/00               ENDED
                                                                 (UNAUDITED)            3/31/00
                                                               --------------       --------------
Net investment income ........................................ $    1,520,551       $   12,238,801
Net realized gain on securities, forward exchange contracts
   and currency transactions during the period ...............        746,318           57,328,741
Net unrealized appreciation (depreciation) of securities,
   forward exchange contracts, foreign currencies and net
   other assets during the period ............................     99,158,973          (57,412,793)
                                                               --------------       --------------
Net increase in net assets resulting from operations .........    101,425,842           12,154,749
DISTRIBUTIONS:
   Dividends to shareholders from net investment
      income .................................................        --               (12,343,439)
   Distributions to shareholders from net realized
      gain on investments ....................................        --               (23,834,988)
Net decrease in net assets from Fund share transactions
   (Note 4) ..................................................    (81,385,817)        (148,252,355)
                                                               --------------       --------------
Net increase (decrease) in net assets ........................     20,040,025         (172,276,033)
NET ASSETS
Beginning of period ..........................................    905,938,458        1,078,214,491
                                                               --------------       --------------
End of period (including undistributed net investment
   income of $3,406,805 and $1,886,254, respectively) ........ $  925,978,483       $  905,938,458
                                                               ==============       ==============



======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE AMERICAN VALUE FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each period.



                                         SIX MONTHS
                                           ENDED         YEAR         YEAR          YEAR           YEAR        YEAR
                                          9/30/00        ENDED        ENDED         ENDED          ENDED       ENDED
                                        (UNAUDITED)     3/31/00       3/31/99       3/31/98       3/31/97    3/31/96(a)
                                        -----------   ----------    ----------    ----------    ----------   ----------
Net asset value, beginning of period ...    $21.87      $22.40        $23.04        $16.22        $14.29       $10.71
                                            ------      ------        ------        ------        ------       ------
Income from investment operations:
Net investment income (b) ..............      0.04        0.27          0.12          0.11          0.13         0.15
Net realized and unrealized gain
   (loss) on investments ...............      2.59        0.01         (0.37)         7.31          2.39         3.56
                                            ------      ------        ------        ------        ------       ------
      Total from investment
         operations ....................      2.63        0.28         (0.25)         7.42          2.52         3.71
                                            ------      ------        ------        ------        ------       ------
DISTRIBUTIONS:
   Dividends from net investment
      income ...........................        --       (0.28)        (0.14)        (0.17)        (0.17)       (0.11)
   Distributions from net realized
      gains ............................        --       (0.53)        (0.25)        (0.43)        (0.42)       (0.02)
                                            ------      ------        ------        ------        ------       ------
      Total distributions ..............        --       (0.81)        (0.39)        (0.60)        (0.59)       (0.13)
                                            ------      ------        ------        ------        ------       ------
Net asset value, end of period .........    $24.50      $21.87        $22.40        $23.04        $16.22       $14.29
                                            ------      ------        ------        ------        ------       ------
Total return (c) .......................     12.03%      1.24%        (1.09)%        46.14%        17.75%       34.70%
                                            ------      ------        ------        ------        ------       ------
Ratios/Supplemental Data:
Net assets, end of period (in 000's) ...  $925,978    $905,938    $1,078,214    $1,011,238      $342,467     $201,599
Ratio of operating expenses to
   average net assets (d) ..............     1.38%(e)     1.37%         1.39%         1.39%         1.39%        1.39%
Ratio of net investment income
   to average net assets ...............     0.34%(e)     1.13%         0.55%         0.69%         0.92%        1.13%
Portfolio turnover rate ................        3%          19%           16%            6%           16%           9%



------------------------

(a)  Per share amounts have been calculated using the monthly average share method, which more appropriately  presents the per share data for the period since the use of the undistributed income method does not accord with the results of operations.

(b)  Net investment income for a Fund share outstanding,  before the waiver of fees by the investment  adviser and/or  administrator and/or custodian for the years ended March 31, 1999, 1998, 1997 and 1996 were $0.12, $0.11, $0.11 and $0.12, respectively.

(c)  Total return represents aggregate total return for the periods indicated.

(d)  Annualized  expense ratios before the waiver of fees by the investment  adviser and/or  administrator  and/or custodian for the years ended March 31, 1999, 1998, 1997 and 1996 were 1.40%, 1.41%, 1.52%, and 1.61%, respectively.

(e)  Annualized.





======================= SEE NOTES TO FINANCIAL STATEMENTS ======================

TWEEDY, BROWNE AMERICAN VALUE FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES

     Tweedy, Browne American Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on December 8, 1993. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or, in the absence of market value, by the Investment Adviser or, at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities and other assets, listed on a US national securities exchange or through any system providing for same day publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price prior to the close of regular trading. Portfolio securities and other assets listed on a foreign exchange or through any system providing for same day publication of actual prices are valued at the last quoted sale price available before the time when assets are valued. Portfolio securities and other assets for which there are no reported sales on the valuation date are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. When the Investment Adviser determines that the last sale price prior to valuation does not reflect current market value, the Investment Adviser will determine the market value of those securities or assets in accordance with industry practice and other factors considered relevant by the Investment Adviser. All other securities and assets for which current market quotations are not readily available and those securities which are not readily marketable due to significant legal or contractual restrictions will be valued at fair value as




================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

determined by the Investment Adviser under the direction of the Board of Directors. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e. pricing services or dealer quotations) by the Investment Adviser.

     REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

     FOREIGN CURRENCY The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities are translated into US dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign



================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     FORWARD EXCHANGE CONTRACTS The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

     The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds where available.

     Tweedy, Browne Company LLC collects transaction charges from the Fund to cover the cost of such charges incurred when clearing US securities



================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

through its clearing broker, US Clearing. For the six months ended September 30, 2000 the Fund reimbursed Tweedy, Browne Company LLC $2,266 for such transaction charges.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     FEDERAL INCOME TAXES The Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

     EXPENSES Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are allocated to each Fund based on the average net assets of each Fund.

2.  INVESTMENT ADVISORY FEE, OTHER RELATED PARTY TRANSACTIONS AND
    ADMINISTRATION FEE

     The Company, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company LLC ("Tweedy, Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value

================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. From time to time, Tweedy, Browne may voluntarily waive a portion of its fee otherwise payable to it. For the six months ended September 30, 2000, Tweedy, Browne did not waive any fees.

     The current and retired managing  directors and their families,  as well as
employees  of  Tweedy,   Browne,  the  Investment  Adviser  to  the  Fund,  have
approximately $34.5 million of their own money invested in the Fund.

     The Company, on behalf of the Fund, has entered into an administration agreement (the "Administration Agreement") with PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) (the "Administrator"), an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc. Under the Administration Agreement, the Company pays the Administrator an administrative fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund:


                                                FEES ON ASSETS
                                ------------------------------------------------
                                                    BETWEEN
                                                 $500 MILLION
                                    UP TO            AND           EXCEEDING
                                 $500 MILLION     $1 BILLION      $1 BILLION
--------------------------------------------------------------------------------
Administration Fees                  0.06%            0.04%              0.02%
--------------------------------------------------------------------------------

                                    UP TO          EXCEEDING
                                $100 MILLION     $100 MILLION
--------------------------------------------------------------------------------
Accounting Fees                    0.03%              0.01%
--------------------------------------------------------------------------------

     Under the terms of the Administration Agreement, the Company will pay for fund administration services a minimum fee of $40,000 per annum, not to be aggregated with fees for fund accounting services. The Company will pay a minimum monthly fee of $3,000 for fund accounting services for the Fund, not to be aggregated with fees for fund administration services.


================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND

Notes to Financial Statements (Unaudited)

     No officer, director or employee of Tweedy, Browne, the Administrator or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Fund pays each director who is not an officer, director or employee of Tweedy, Browne, the Administrator or any of their affiliates $8,000 per annum plus $500 per Regular or Special Board Meeting attended in person or by telephone, plus out-of-pocket expenses.

     Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect, wholly owned subsidiary of Mellon Trust, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). From time to time, Boston Safe may voluntarily waive a portion of its fee otherwise payable to it. For the six months ended September 30, 2000, Boston Safe did not waive any custody fees. PFPC Inc. serves as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

3.   SECURITIES TRANSACTIONS

     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended September 30, 2000, aggregated $29,251,520 and $90,481,882, respectively.

     At September 30, 2000, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $287,287,244 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $38,618,258.

4.   CAPITAL STOCK

     The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 400,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:



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TWEEDY, BROWNE AMERICAN VALUE FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                    -----------------------------------------------------------
                     SIX MONTHS ENDED 9/30/00           YEAR ENDED 3/31/00
                     -----------------------------------------------------------
                      SHARES         AMOUNT           SHARES          AMOUNT
--------------------------------------------------------------------------------
Sold                 5,140,260     $120,377,890     18,431,907   $  421,634,299
Reinvested              --              --           1,486,136       32,493,518
Redeemed            (8,773,570)    (201,763,707)   (26,626,910)    (602,380,172)
--------------------------------------------------------------------------------
Net Decrease        (3,633,310)    $(81,385,817)    (6,708,867)   $(148,252,355)
--------------------------------------------------------------------------------

5.   LINE OF CREDIT

     The Company and Mellon Trust, N.A. (the "Bank") entered into a Line of Credit Agreement (the "Agreement") which, as amended effective September 27, 2000, provides the Company, on behalf of the Fund and the Tweedy, Browne Global Value Fund, with a $100 million line of credit (the "Commitment") primarily for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The Fund may borrow up to one-third of its net assets; provided, however, that the total Commitment available to the Fund is $100 million which amount may be reduced by borrowings of the Tweedy, Browne Global Value Fund. Interest is payable at the Bank's money market rate plus 0.75% on an annualized basis. Under the Agreement, the Company pays a facility fee equal to 0.10% annually of the unutilized Commitment. The Agreement requires, among other provisions, the Fund to maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregated amount of indebtedness pursuant to the Agreement of no less than three to one. For the six months ended September 30, 2000, the Company did not borrow, on behalf of the Fund, under the Agreement.



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                            TWEEDY, BROWNE FUND INC.
                         350 Park Avenue, NY, NY 10022
                                  800-432-4789
                                 www.tweedy.com